UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Alliant Techsystems Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Daniel J. Murphy Chairman and Chief Executive Officer	Alliant Techsystems Inc. 5050 Lincoln Drive Edina, MN 55436-1097

June 22, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ATK (Alliant Techsystems Inc.), which will be held at 2:00 p.m. on Tuesday, August 2, 2005, at our headquarters, 5050 Lincoln Drive, Edina (suburban Minneapolis), Minnesota.

The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting. We will also present a report on our business operations, and you will have an opportunity to ask questions.

Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote your shares by telephone or Internet as described in the enclosed proxy card or by completing and signing the enclosed proxy card and promptly returning it in the envelope provided. You may, of course, attend the meeting and vote in person.

If you plan to attend the meeting, please let us know. See the Admission Policy on the next page for instructions on admission to the meeting.

I look forward to seeing you at the Annual Meeting.

Sincerely,

Daniel J. Murphy

ADMISSION POLICY

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 2, 2005. To be admitted to the meeting, you must present the admission ticket attached to the enclosed proxy card and your photo identification, or if you received stockholder materials electronically, you must request an admission ticket by e-mailing alliant.corporate@atk.com. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification.

Please note that if you hold shares in “street name” (that is, through a bank, broker or other nominee), to obtain an admission ticket you will need to bring your photo identification and a copy of a statement reflecting your share ownership as of the record date and check in at the registration desk at the meeting. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

ii

ALLIANT TECHSYSTEMS INC.
5050 Lincoln Drive
Edina, MN 55436-1097

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, August 2, 2005, at 2:00 p.m. central time
Place:	Alliant Techsystems Inc. headquarters 5050 Lincoln Drive Edina (suburban Minneapolis), Minnesota
Items of Business:	• Election of nine directors.
• Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2006.
• Approval of the 2005 Stock Incentive Plan.
• A stockholder proposal described in the accompanying proxy statement, if the proposal is presented at the meeting.
• Any other business that may properly be considered at the meeting or any adjournment of the meeting.
Record Date:	June 6, 2005
Voting by Proxy:

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, please mark, date and sign the enclosed proxy card and mail it in the enclosed envelope. No postage is required if the proxy is mailed in the United States. Most stockholders also have the alternatives of voting their shares on the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Admission to the Meeting:	You will be admitted to the meeting only if you have a ticket. See the Admission Policy on the previous page for instructions on obtaining a ticket.

By Order of the Board of Directors,

Keith D. Ross
Secretary
June 22, 2005

iii

ALLIANT TECHSYSTEMS INC.

5050 Lincoln Drive

Edina, MN 55436-1097

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

August 2, 2005

GENERAL INFORMATION

The Board of Directors of Alliant Techsystems Inc. is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on August 2, 2005 and at any adjournment of the meeting. This proxy statement and the enclosed proxy card, along with the Annual Report for the fiscal year ended March 31, 2005, are first being mailed or given to stockholders on or about June 22, 2005.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

•       Election of nine directors currently serving on our Board of Directors.

•      Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2006.

•       Approval of the 2005 Stock Incentive Plan.

•       A stockholder proposal that is described later in this proxy statement. If the stockholder proposal is not presented at the Annual Meeting, it will not be voted upon.

Who is entitled to vote at the Annual Meeting?

Stockholders can vote their shares of ATK common stock at the Annual Meeting if our records show that they owned their shares as of the close of business on June 6, 2005, which was the record date.

How do I vote my shares?

You may vote by telephone, Internet or mail, as explained below:

Voting by telephone or Internet:   If you are a stockholder of record, which means that you hold a stock certificate for your shares, you may submit your proxy by following the instructions on your proxy card. If you vote by telephone or Internet, you do not need to return your proxy card. Telephone and Internet voting for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. eastern time on August 1, 2005.

Voting by mail:   You may vote by mail by signing, dating and mailing the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

How do I vote if my shares are held by my broker or someone else in street name?

•       If you are not a stockholder of record, you will receive voting instructions from the party that holds your shares of record for your account.

•       You cannot vote your shares at the Annual Meeting unless you obtain authorization from the party that holds your shares of record for your account. Your voting instructions from the record holder of your shares may contain instructions on how to obtain this authorization.

How do I vote if my shares are held in an ATK 401(k) plan?

•       Please refer to the voting instructions you received with your proxy materials. The plan trustee will vote your shares as you instruct.

•       If you do not sign and return your proxy card or vote by telephone or Internet by the deadline, the trustee will vote your shares, as well as any shares that have not been allocated to participant accounts, in the same manner and proportion as it votes shares for which it received voting instructions.

•       You cannot vote your 401(k) plan shares at the Annual Meeting.

How do I vote if my shares are held in the ATK Employee Stock Purchase Plan?

Please refer to the voting instructions you received with your proxy materials. E*TRADE Securities LLC, which holds the shares of record for your account, will vote your shares as you instruct.

What shall I do if I receive more than one proxy card?

If you receive more than one proxy card, it may be that:

•       you hold shares in more than one account—such as individually of record, in one of our 401(k) plans, or in street name through a broker, or

•       you have shares that are registered in different variations of your name.

You should vote all of the shares for which you receive a proxy card. If you receive more than one proxy card and they all are accompanied by return envelopes addressed to the same return address, you may return all of your proxy cards in the same envelope. However, if any of the proxy cards you receive are accompanied by return envelopes addressed to different return addresses, be sure to return each proxy card in the envelope that accompanied it. If you vote by telephone or Internet, vote once for each proxy card you receive.

How will my shares be voted if I don’t mark my proxy card?

You are encouraged to mark your proxy card indicating how you wish to vote your shares. If you do, your shares will be voted as you instruct, assuming that your properly signed proxy card is received in time to be voted at the Annual Meeting. If you properly sign and return your proxy card, but you do not indicate how you wish to vote your shares on a proposal, your shares will be voted as follows on that proposal:

•       FOR all of the Board’s nominees for election as directors (Proposal 1).

•       FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year (Proposal 2).

•       FOR approval of the Alliant Techsystems Inc. 2005 Stock Incentive Plan (Proposal 3).

•       AGAINST the stockholder proposal (Proposal 4).

Can I change my vote?

You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:

•       signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;

•       signing and mailing a new, properly completed proxy card with a later date than your original proxy card;

•       voting by telephone or the Internet at a later time, until 11:59 p.m. eastern time on August 1, 2005; or

•       attending the Annual Meeting and voting in person.

If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change your vote.

What constitutes a quorum at the Annual Meeting?

On the record date, there were 37,105,875 shares of ATK common stock outstanding. This does not include 4,444,082 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have submitted a properly completed proxy card or properly voted by telephone or the Internet.

How will abstentions and broker non-votes affect the quorum and voting?

•       If you withhold your vote on the election of directors or abstain from voting on any other proposal, you will still be considered present at the Annual Meeting for purposes of determining a quorum.

•       If you withhold your vote from a director nominee, this will reduce the number of votes cast for that nominee.

•       If you abstain from voting on one of the other proposals, your shares will still be considered in determining the vote required to approve the proposal, so you will be deemed to have voted against that proposal.

•       If shares are held in nominee street name, such as by a broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner, the failure of the nominee to vote the shares is called a “broker non-vote.” Shares affected by broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum because the shares will have been voted on at least one other proposal. Shares affected by broker non-votes will not, however, be considered in determining the vote required to approve the specific proposal on which the shares could not be voted, and will not be deemed to have voted against the proposal.

What vote is required to approve the proposals?

If a quorum is present at the Annual Meeting:

•       The nine nominees for election as directors who receive the largest number of votes properly cast FOR the directors will be elected directors.

•       Each other proposal properly presented at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

Who will tabulate the votes at the Annual Meeting?

Mellon Investor Services LLC, our transfer agent, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

How will the solicitation of proxies be handled?

•       Proxies are being solicited primarily by mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

•       We have retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee of $7,500 plus expenses.

•       We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

•       We will pay all other expenses of preparing, printing and mailing the proxy solicitation materials.

Can I receive future annual reports and proxy materials electronically via the Internet instead of receiving paper copies through the mail?

Yes. We are offering you the opportunity to access future annual reports and proxy materials over the Internet rather than in printed form. Internet access will give you faster delivery of these documents and reduce our cost of printing and mailing them. To consent to electronic delivery via the Internet, check the applicable box on your proxy card. When we send out future documents, we will notify you by mail with instructions for accessing the documents over the Internet and for voting. As a result of your consent, we may no longer distribute printed materials to you until such consent is revoked. Your consent may be revoked at any time by contacting our transfer agent, Mellon Investor Services LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660 (telephone: 1-800-851-9677; web site: www.melloninvestor.com). If your shares are held in street name, please contact your broker or bank and ask about the availability of electronic delivery. If you do not choose to receive our annual report and proxy materials via the Internet, you will continue to receive these materials in the mail.

What if other business is brought up at the Annual Meeting?

•       Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. The only stockholder proposal that can be presented at the Annual Meeting is the one included in this proxy statement as Proposal 4. No other stockholder has given the timely notice required by our By-Laws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our By-Laws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

•       Information regarding the requirements for submitting a stockholder proposal for consideration at next year’s annual meeting, or nominating a candidate for election as a director at next year’s annual meeting, can be found near the end of this proxy statement under the heading “Future Stockholder Proposals.”

What if I want to attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 2, 2005. To be admitted to the meeting, you must present the admission ticket attached to the enclosed proxy card and your photo identification, or if you received stockholder materials electronically, you must request an admission ticket by e-mailing alliant.corporate@atk.com. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification.

Please note that if you hold shares in “street name” (that is, through a bank, broker or other nominee), to obtain an admission ticket you will need to bring your photo identification and a copy of a statement reflecting your share ownership as of the record date and check in at the registration desk at the meeting. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned (as defined by the Securities and Exchange Commission for proxy statement purposes) as of June 6, 2005 by (1) each person known by the Company to beneficially own more than 5% of the Company’s common stock, (2) each of our directors, (3) each executive officer named in the Summary Compensation Table included later in this proxy statement, and (4) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(2)(3)(4)	Percent of Shares Outstanding(5)
T. Rowe Price Associates, Inc.(1)	2,929,400	7.9%
Frances D. Cook	8,165	*
Gilbert F. Decker	11,933	*
Mark W. DeYoung	16,873	*
Ronald R. Fogleman	0	*
Jonathan G. Guss	18,184	*
David E. Jeremiah	17,172	*
Roman Martinez IV	4,200	*
Daniel J. Murphy	38,168	*
Eric S. Rangen	57,916	*
Robert W. RisCassi	7,183	*
Donald E. Shaffer	27,672	*
Michael T. Smith	14,134	*
William G. Van Dyke	1,783	*
Nicholas G. Vlahakis	6,480	*
Thomas R. Wilson	11,058	*
All directors and executive officers as a group (26 persons)	494,686	1.3%

*                    Less than 1%.

(1)          Based on a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2005, reporting beneficial ownership as of December 31, 2004. The Schedule 13G reported that T. Rowe Price Associates Inc. (“Price Associates”) has sole voting power over 455,300 shares and sole dispositive power over 2,929,400 shares. Price Associates reported that these securities are owned by various individual and institutional investors, including T. Rowe Price Mid-Cap Growth Fund, Inc. (which has sole voting power, but no dispositive power, over 2,250,000 shares, representing 6.1% of the shares outstanding), which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities. However, Price Associates expressly disclaims that it is, in fact, the beneficial owner of these shares. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(2)          Includes shares covered by stock options exercisable on June 6, 2005, or within 60 days thereafter, for the following beneficial owners: Mark W. DeYoung, 13,500 shares; Daniel J. Murphy, 33,500 shares; Eric S. Rangen, 51,875 shares; Donald E. Shaffer, 27,250 shares; and Thomas R. Wilson, 6,666 shares; and all directors and executive officers as a group (26 persons), 309,396 shares.

(3)          Includes shares of restricted common stock with voting rights held by directors and certain executive officers. Except for Mr. Guss, excludes deferred stock units without voting rights granted under our Non-Employee Director Restricted Stock Plan. Mr. Guss will receive a payment of 876 shares of ATK common stock on August 2, 2005 when his present term on the Board expires. Restricted stock and deferred stock units held by directors are discussed in the section entitled “Non-Employee Director Restricted Stock Plan” under the heading “Compensation of Directors” later in this proxy statement. Restricted stock held by executive officers is discussed in footnote (6) to the Summary Compensation Table later in this proxy statement. Includes shares allocated, as of June 6, 2005, to the accounts of executive officers under one of our 401(k) plans.

(4)          Excludes phantom stock units credited to the accounts of individuals who participate in either our Deferred Fee Plan for Non-Employee Directors (described under the heading “Compensation of Directors” later in this proxy statement) or our Nonqualified Deferred Compensation Plan (described under the heading “Other Plans and Agreements with Executive Officers” later in this proxy statement).

(5)          Assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file initial reports of ownership and reports of changes in ownership of ATK securities with the Securities and Exchange Commission. Directors and executive officers are required to furnish us with copies of these reports. Based solely on a review of these reports and written representations from our directors and executive officers, we believe that our directors and executive officers timely filed all required reports for fiscal year 2005, except that Paul David Miller, our former non-executive Chairman of the Board of Directors, filed a late report relating to a discretionary transaction under our 401(k) Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

Nine directors are to be elected at the Annual Meeting, to hold office until the 2006 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. Our Board of Directors has nominated for election as directors the nine nominees listed below, all of whom are currently directors. Each of these nominees was recommended by the Board’s Nominating and Governance Committee and has agreed to serve, if elected. Jonathan G. Guss, a current director whose present term expires at the 2005 Annual Meeting, is not a nominee for re-election. Although Admiral Jeremiah was scheduled to retire from the Board at the 2005 Annual Meeting based on age and years of service on the Board, the Nominating and Governance Committee asked Admiral Jeremiah to continue to serve an additional year on the Board until the 2006 annual meeting of stockholders. In making its decision, the Nominating and Governance Committee noted that the Board had only recently initiated the lead independent director position on the Board, in which Admiral Jeremiah is currently serving, and that Admiral Jeremiah’s continued service on the Board would be helpful in developing that position because of his past experience on the Board. Although we do not know of any reason why any of the nominees might become unavailable for election, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.

Our Board of Directors recommends a vote FOR the election as directors of all of the nominees listed below.

Frances D. Cook	Director since 2000
age 59

Ambassador Cook has been Chair of the Ballard Group LLC, an international business consulting firm, since 1999. Prior to that she served with the U.S. State Department for 30 years in various postings in the United States and abroad, including Ambassador to the Sultanate of Oman.

Gilbert F. Decker	Director since 1997
age 68

Mr. Decker has been a consultant since 2001. He was Executive Vice President, Operations, for Walt Disney Imagineering, a provider of planning, development, and support services to The Walt Disney Company, from 1999 to 2001. He also served as Assistant Secretary of the Army—Research, Development, and Acquisition. Mr. Decker is a director of The Allied Defense Group, Inc. and Anteon International Corporation.

General Ronald R. Fogleman, USAF (Ret.)	Director since 2004
age 63

General Fogleman has been Chairman and Chief Executive Officer of Durango Aerospace Incorporated, an international aviation consulting firm, since 1997. He retired from the U.S. Air Force in 1997, following a 34-year career. He is also a director of AAR Corp., Mesa Air Group, Inc., and World Airways, Inc.

Admiral David E. Jeremiah, USN (Ret.)	Director since 1995
age 71

Admiral Jeremiah has been a Partner and President of Technology Strategies & Alliances Corporation, a strategic advisory and investment banking firm serving the aerospace, defense, telecommunications, and electronics industries, since 1994. He retired from the U.S. Navy in 1994, following a 39-year career. He is also a director of Todd Shipyards Corporation.

Roman Martinez IV	Director since 2004
age 57

Mr. Martinez has been an independent investor and financial advisor since 2003. He retired as Managing Director of Lehman Brothers, an investment banking firm, in 2003, following a 31-year career with the firm.

Daniel J. Murphy	Director since 2003
age 57

Mr. Murphy has been Chief Executive Officer of ATK since 2003 and Chairman since April 2005. He was Group Vice President, ATK Precision Systems Group, from 2002 to 2003, and President, ATK Tactical Systems, from 2001 to 2002. He retired from the U.S. Navy with the rank of Vice Admiral in 2000, following a 30-year career.

General Robert W. RisCassi, USA (Ret.)	Director since 2000
age 69

General RisCassi has been Vice President of L-3 Communications, a supplier of communications products and services to the U.S. Government and the aerospace and defense industry, since 1997. He retired from the U.S. Army in 1993, following a 35-year career.

Michael T. Smith	Director since 1997
age 61

Mr. Smith served as Chairman and Chief Executive Officer of Hughes Electronics Corporation, a digital entertainment and broadband communications company, from 1997 to 2001. He is a director of Anteon International Corporation, FLIR Systems, Inc., Ingram Micro Inc., and Teledyne Technologies Incorporated.

William G. Van Dyke	Director since 2002
age 59

Mr. Van Dyke has been Chairman of Donaldson Company, Inc., a provider of filtration systems and replacement parts, since 1996. From 1996 to 2004, he also served as Donaldson’s President and Chief Executive Officer. He is a director of  Black Hills Corporation and Graco Inc.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors and management are committed to effective corporate governance practices. Our Corporate Governance Guidelines, which comply with the criteria established by the New York Stock Exchange under its corporate governance standards, describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates the Corporate Governance Guidelines and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations. In February 2005, the Board of Directors amended the Corporate Governance Guidelines to institute the position of lead independent director in the event that the chief executive officer of the Company is elected as Chairman of the Board. The Chair of the Nominating and Governance Committee of the Board is designated as the lead independent director. The primary responsibilities of the lead independent director are to coordinate the activities of the independent directors, facilitate communications between management and the independent directors, and coordinate and moderate executive sessions of the Board’s independent directors. Admiral Jeremiah, as Chair of the Nominating and Governance Committee, currently serves as lead independent director.

Our Corporate Governance Guidelines and our Board committee charters are available on our website at www.atk.com by clicking on Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of our Corporate Governance Guidelines from our investor relations department by contacting them by telephone at 952-351-3056 or by e-mail at investor.relations@atk.com.

Business Ethics Code of Conduct

We have a written code of business ethics and conduct which applies to all directors, officers and employees. Our Corporate Governance Guidelines provide that the Board will not permit any waiver of our Business Ethics Code of Conduct. Our Business Ethics Code of Conduct is available on our website at www.atk.com by clicking on About Us and then Values. Stockholders may request a free printed copy of our Business Ethics Code of Conduct from our investor relations department by contacting them by telephone at 952-351-3056 or by e-mail at investor.relations@atk.com.

Communications with Directors

Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.atk.com by clicking on Investor Relations, then Corporate Governance and then Contact Us. Any concerns about the Company’s accounting, internal controls or auditing matters, or a director’s potential conflict of interest, will be referred to the Audit Committee of the Board of Directors.

Director Independence

Under applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent, and no director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with ATK. Our Corporate Governance Guidelines provide that a director shall be deemed to be independent if the director meets the independence qualifications under the New York Stock Exchange’s corporate governance standards. Our Board of Directors has affirmatively determined that each of the directors, other than Daniel J. Murphy, has no material relationship with ATK and is independent. Each of our Audit, Nominating and Governance, and Personnel and Compensation Committees is composed only of independent directors. In making the independence determinations, our Nominating and Governance Committee and the full Board of Directors reviewed whether there were any transactions or relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Committee and the Board also reviewed whether there were any relationships between the directors and senior management and between directors and the Company’s independent registered public accounting firm.

Meetings of the Board and Board Committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Finance, Nominating and Governance, and Personnel and Compensation. Each of the standing committees has adopted a written charter which sets out the function and responsibilities of the committee. The Audit Committee charter was amended in February 2005 and is attached as Appendix A to this proxy statement. The committee charters are available on our website at www.atk.com by clicking on Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of any of these charters from our investor relations department by contacting them by telephone at 952-351-3056 or by e-mail at investor.relations@atk.com.

During fiscal year 2005, our Board of Directors met seven times, two of which were held by telephone conference. The non-management directors of the Board met at scheduled executive sessions at each Board meeting held in person. Each director attended at least 75% of the total meetings of the Board and the Board committees on which the director served during the fiscal year. As a general practice, Board members are expected to attend our annual meetings of stockholders. All Board members attended last year’s annual meeting of stockholders.

Audit Committee

Members:	William G. Van Dyke, Chair	David E. Jeremiah
	Gilbert F. Decker	Roman Martinez IV

The Audit Committee is responsible for assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and the independent auditor. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements (including the specific disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), critical accounting policies and practices used by the Company, the Company’s internal control over financial reporting, and the Company’s major financial risk exposures.

All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Audit Committee charter generally prohibits Audit Committee members from serving on more than two other public company audit committees. Mr. Smith resigned as Chair and as a member of the Audit Committee effective as of April 1, 2005 in connection with his appointment to the audit committee of another corporation. The Board appointed Mr. Van Dyke as Chair of the Audit Committee, effective April 1, 2005, and identified Mr. Van Dyke as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee held five meetings in fiscal year 2005, one of which was held by telephone conference. The Audit Committee periodically met separately with management, with the internal auditors and with the independent auditors.

Finance Committee

Members:	Daniel J. Murphy, Chair	Ronald R. Fogleman
	Gilbert F. Decker	Robert W. RisCassi

The Finance Committee oversees matters relating to the Company’s capital structure, financing strategies, tax strategies and tax audits, insurance coverage, and management of the Company’s employee savings plans and pension and retirement plans from a financial and investment perspective. The Finance Committee also makes recommendations to the Board of Directors regarding the issuance or repurchase of debt or equity securities, the Company’s dividend policy, and the leasing of material assets. Jonathan G. Guss, whose term as director expires at the 2005 Annual Meeting of Stockholders, also served on the Finance Committee during fiscal year 2005. The Finance Committee held four meetings in fiscal year 2005.

Nominating and Governance Committee

Members:	David E. Jeremiah, Chair	Ronald R. Fogleman
	Frances D. Cook	Robert W. RisCassi

The Nominating and Governance Committee identifies individuals qualified to become Board members and recommends to the Board the director nominees for election at the next annual meeting of stockholders. The Committee also makes recommendations to the Board regarding Board organization, operation and committee structure, corporate governance guidelines applicable to the Company, and director compensation. The Committee oversees the process of assessing Board effectiveness. All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange. Mr. Guss, whose term as director expires at the 2005 Annual Meeting of Stockholders, also served on the Nominating and Governance Committee during fiscal year 2005. The Nominating and Governance Committee held four meetings in fiscal year 2005.

Director Qualification Standards.   Directors of ATK should have high standards of integrity and ethics and the ability to exercise objectivity and independence in making informed business decisions. Directors should possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In evaluating candidates for nomination as a director of ATK, the Nominating and Governance Committee considers additional criteria, including a candidate’s technical, financial or other expertise that would enhance the overall effectiveness of the Board or provide a diversity of talent and experience relevant to ATK’s strategies and activities. The Nominating and Governance Committee also considers whether the candidate has the time necessary to carry out the duties of a director of ATK.

Director Nominee Selection Process.   The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Chair of the Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, and the Committee selects the nominees who best meet the Board’s needs. The Committee then recommends to the Board the director nominees for election to the Board.

The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate’s name and written information in support of the recommendation to: Secretary, Alliant Techsystems Inc., 5050 Lincoln Drive, Edina, Minnesota 55436-1097. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading “Future Stockholder Proposals” near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by directors or a search firm.

Personnel and Compensation Committee

Members:	Roman Martinez IV, Chair	Michael T. Smith
	Frances D. Cook	William G. Van Dyke

The Personnel and Compensation Committee is responsible for discharging the Board of Directors’ responsibilities relating to executive compensation. In addition, the Committee is responsible for reviewing the Company’s compensation, benefit and personnel policies, programs and plans, including leadership development and succession. Specifically, the Committee reviews and approves the corporate goals and objectives with respect to the compensation of the chief executive officer and the other executive officers. The Committee evaluates at least once a year the performance of the chief executive officer and other executive officers in light of these goals and objectives and, based on these evaluations, approves the compensation of the chief executive officer and the other executive officers. The Committee also makes recommendations to the Board regarding incentive-compensation and equity-based plans that are subject to the Board’s approval.

All of the Personnel and Compensation Committee members meet the independence requirements of the New York Stock Exchange. Mr. Van Dyke served as Chair of the Personnel and Compensation Committee during fiscal year 2005. Mr. Martinez was appointed Chair of the Committee effective April 1, 2005, when Mr. Van Dyke was appointed Chair of the Audit Committee. The Committee held five meetings in fiscal year 2005.

Compensation of Directors

Summary Compensation Information

Only non-employee directors receive compensation for service on the Board of Directors. Effective January 1, 2005, the cash compensation paid to ATK’s non-employee directors is as follows:

•       an annual cash retainer of $40,000 for non-employee directors other than the Chairman of the Board;

•       an annual cash retainer of $15,000 for the chair of the Audit Committee;

•       an annual cash retainer of $10,000 for the chair of each of the Board’s Personnel and Compensation, Nominating and Governance, and Finance Committees;

•       a fee of $2,000 for each Board meeting attended; and

•       a fee of $1,500 for each committee meeting attended in person and for each committee meeting attended via teleconference that lasts longer than two hours.

All retainer amounts are paid in quarterly installments. Before January 1, 2005, the annual retainer was $25,000, paid in quarterly installments; committee chairs received $10,000 retainers paid in quarterly installments; and non-employee directors received a $2,000 fee for every Board of Directors’ meeting attended but did not receive additional fees for attending committee meetings.

Non-employee directors are also reimbursed for tuition and related expenses for continuing director education courses and also are eligible to participate in the ATK Foundation’s Matching Gift Program, which matches charitable donations by employees and non-employee directors up to $400 annually per person.

In addition, non-employee directors receive awards of restricted stock valued at $55,000 at the time of grant upon their initial election to the Board and upon reelection at each subsequent annual meeting of stockholders. The restricted stock awards are described in greater detail below.

In fiscal year 2005, the non-employee Chairman of the Board, Paul David Miller, received an annual cash retainer of $75,000. In connection with his departure from the Board on April 1, 2005, the Company agreed to provide Mr. Miller with minor administrative support services on an as-needed basis for a period of up to two years for purposes of retirement transition.  This support is considered de minimis, but is reported in accordance with disclosure guidelines.

Non-Employee Director Restricted Stock Plan

Under the Non-Employee Director Restricted Stock Plan, each non-employee director also receives automatic awards of restricted common stock with a market value of $55,000, as determined by the closing market price of ATK stock on the date of the award, upon first being elected to the Board of Directors and upon reelection at each subsequent annual meeting of stockholders. Common stock issued under this plan entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period, which we refer to as the restricted period, starting on the award date and ending on the earliest to occur of the following:

•       the third anniversary of the award date;

•       the retirement of the director from the Board in compliance with the Board’s retirement policy as then in effect;

•       the termination of the director’s service on the Board as a result of the director’s not being nominated for reelection by the Board, but not as a result of the director’s declining to serve again;

•       the termination of the director’s service on the Board because the director, although nominated for reelection by the Board, is not reelected by the stockholders;

•       the termination of the director’s service on the Board because of (1) the director’s resignation at the request of the nominating committee of the Board, (2) the director’s removal by action of the stockholders, or (3) the sale, merger or consolidation of, or a similar extraordinary transaction involving, ATK, or;

•       the termination of the director’s service on the Board because of disability or death.

Restricted stock is released to the director, free and clear of all restrictions, following the expiration of the restricted period.

The plan permits the directors to elect to defer receipt of the restricted stock in exchange for a credit, in stock units, to a deferred stock unit account. Directors who make a deferral election will have no rights as stockholders of ATK with respect to amounts credited to their deferred stock unit account. If cash dividends are paid on ATK common stock, ATK will pay each director an amount equal to the cash dividends that would be paid on the number of shares equal to the number of stock units credited to the director’s deferred stock unit account. Payment of stock units credited to the deferred stock unit account will be made in a lump sum in an equal number of shares of unrestricted common stock at the time specified in the director’s deferral election, but no later than as soon as feasible following the director’s termination of Board service.

If a director ceases to be a member of the Board for any reason prior to the expiration of the restricted period, the director forfeits all rights in shares or deferred stock units, as applicable, for which the restricted period has not expired.

Shares of restricted stock awarded under the plan prior to 2004 are subject to similar restrictions, and shares of restricted stock awarded under a similar predecessor plan are also subject to similar restrictions.

The following table shows, as of March 31, 2005, the number of shares of ATK common stock and the number of deferred stock units each non-employee director holds that were subject to the restrictions under the Restricted Stock Plan.

Name	Shares of Restricted Stock	Deferred Stock Units
Frances D. Cook	7,183	876
Gilbert F. Decker	11,233	876
Ronald R. Fogleman	0	1,788
Jonathan G. Guss	16,633	876
David E. Jeremiah	2,659	0
Roman Martinez IV	0	1,788
Paul David Miller	876	0
Robert W. RisCassi	7,183	876
Michael T. Smith	12,109	0
William G. Van Dyke	1,783	876

Deferred Fee Plan for Non-Employee Directors

This plan permits a director to defer receipt of all or part of the director’s cash fees. A director can elect to have deferred amounts credited to either a “cash account” or a “share account” as phantom stock units (based upon the market price of ATK common stock). Cash accounts are credited with interest quarterly at the Company’s one-year borrowing rate and share accounts will be credited with additional units if dividends are paid on ATK common stock. Payment of deferred amounts is made in cash following the director’s termination of Board service. Phantom stock units credited to share accounts are paid out based on the market price of ATK common stock at the time of payout. A director may elect to receive payments either in a lump sum or in up to 10 annual installments.

Currently, six directors participate in this plan. The following table shows how those directors currently have their deferred fees credited and how many common stock units were credited to their share accounts as of March 31, 2005.

Name	Annual Retainer	Meeting Fees	Units as of March 31, 2005
Gilbert F. Decker	Cash account—25%	Cash account—25%	N/A
	Share account—75%	Share account—75%	4,403
Ronald R. Fogleman	Cash account—50%	Fees Not Deferred	N/A
	Share account—50%	Fees Not Deferred	200
Roman Martinez IV	Share account—100%	Share account—100%	627
Robert W. RisCassi	Share account—100%	Share account—100%	4,412
Michael T. Smith	Share account—100%	Share account—100%	7,694
William G. Van Dyke	Share account—100%	Share account—100%	1,899

Expense Reimbursement

Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Indemnification Agreements

ATK currently has indemnification agreements with our directors. These agreements require ATK to:

•       indemnify the directors to the fullest extent permitted by law;

•       advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted;

•       indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements; and

•       cover directors under our directors’ and officers’ liability insurance.

Stock Ownership Guidelines for Non-Employee Directors

The Board has established stock ownership guidelines for non-employee directors of 3,750 shares, to be achieved within five years following a director’s election to the Board. The Nominating and Governance Committee of the Board is expected to:

•       review the stock ownership of each incumbent director annually prior to the Committee’s recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders; and

•       take into consideration compliance with the stock ownership guideline, including extenuating circumstances in cases of noncompliance, when recommending the nomination for reelection of incumbent directors.

EXECUTIVE COMPENSATION

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE
OF THE BOARD ON EXECUTIVE COMPENSATION

The Personnel and Compensation Committee of the Board of Directors is responsible for ATK’s executive compensation policies and programs. We annually evaluate the performance of ATK’s executive officers and review and approve all compensation paid to the executive officers. Committee membership is composed entirely of independent directors and is determined by the Board. The Committee has engaged, and periodically meets with, independent compensation consultants regarding executive compensation levels and practices.

Compensation Philosophy

We work to provide a competitive compensation package to our executives because we believe this will help us attract, retain and motivate a talented and diverse executive leadership group that is dedicated to the long-term interests of our stockholders. We base our executive compensation decisions on the following core principles:

•       Alignment with Stockholder Interests.   We strongly believe the interests of our executives must be clearly aligned with the interests of our stockholders because we believe ATK will achieve the best results when its executives act and are rewarded as owners in the business. ATK has established specific stock ownership guidelines for its executives, and we have adopted programs that encourage our executives to have an ownership interest in ATK.

•       Performance Based.   We strongly believe in the principle of pay-for-performance and have built it into our executive compensation programs in a number of ways:

(1)          Our executives’ total cash compensation varies with ATK’s success in achieving financial and non-financial objectives, and long-term incentive compensation rewards the creation of long-term stockholder value.

(2)          Total compensation is targeted at the median of peer companies, but we have designed our executive compensation programs to deliver above-median compensation opportunities for above-median performance, and consequences for below-median performance.

(3)          A significant portion of executive compensation is directly related to the Company’s financial performance and is therefore at risk.

•       Long-term Focus.   Our executive compensation program includes several elements, each with a slightly different purpose, to allow us to balance ATK’s short-term and long-term business objectives and to focus executive efforts on the fulfillment of these objectives.

Setting Executive Compensation

Annual Review

Each year, we conduct a review of ATK’s executive compensation program to: (1) assess ongoing competitiveness; (2) review both Company and individual performance; and (3) establish compensation levels for each executive officer. For our fiscal year 2005 review, we worked with management to conduct an analysis of both our executive compensation programs compared to current industry and marketplace compensation practices and individual compensation levels compared to the external market. Before we finalized our conclusions from this analysis, we asked our independent compensation consultant, who was retained by and reports directly to the Committee, to review and comment on the results of the analysis and provide any insight into specific market trends.

As part of our analysis, we combined data from two sources. The first source was data regarding the compensation levels of top executives at a group of core defense companies of comparable revenue size to the Company, which we consider our primary peer group. The second source was data from companies participating in nationally known compensation surveys. The companies participating in these surveys represented both the aerospace and defense industries and other companies of similar size from general industry. The results of these surveys were adjusted to reflect ATK’s revenue size, so that the comparisons were made to the practices of employers of a similar size. The target compensation levels for our executive officers were compared to the median level of the companies in our combined analysis. However, we retain discretion to make adjustments such that the target compensation of individual executive officers may be above or below the median market level, depending upon the executive’s overall accountabilities, individual performance and experience.

Components of Our Executive Compensation Program

Base Salary

Base salaries are intended to provide a foundation for attracting and retaining key executive talent and are paid for sustained individual performance. As a result, the base salary component of our executive compensation program is the least variable relative to Company performance. We review the base salaries of the executive officers annually before the beginning of each fiscal year. Generally, we decide whether an executive officer receives a base salary increase and the amount of any increase by considering the following:

•       competitive salary levels for executive officers in similar positions at other companies, as shown by the results of our competitive compensation analysis referred to above;

•       an executive officer’s individual performance during the preceding 12 months as measured against established objectives set at the start of the fiscal year; and

•       an incumbent’s specific responsibilities and experience.

During fiscal year 2005, all of the executive officers listed in the Summary Compensation Table following this report received a base salary increase, except for Mr. Wilson, who received an increase in late fiscal year 2004 as he transitioned to a new position.

Annual Incentive Compensation

ATK’s Management Compensation Plan is a cash-based pay-for-performance annual incentive plan. The primary purpose of this plan is to motivate and reward eligible employees for their contributions to ATK’s performance by making a large portion of their cash compensation variable and dependent upon Company, business unit and individual performance.

Plan Design.   All executive officers participate in ATK’s Management Compensation Plan. Executive officers may elect to defer part or all of the payment of their annual incentive compensation under ATK’s nonqualified deferred compensation plan. If an executive officer chose to defer any annual bonus amount to the ATK stock unit account under the deferred compensation plan, an additional 10% was added to the deferred amount. At the beginning of the fiscal year, we:

•       designate the executive officers who are eligible to participate in the plan for that fiscal year;

•       establish the individual, business unit and Company performance goals for each executive officer. The specific financial metrics established at the corporate level were fully diluted earnings per share (EPS), free cash flow and sales. The specific financial metrics established at the business levels for fiscal year 2005 were: earnings before interest and taxes (EBIT), free cash flow and sales. At the corporate level, equal weightings were assigned to EPS, cash flow and sales. Weightings at the business levels were assigned as required to support the strategy of the individual business; and

•       determine the appropriate target award opportunity for each executive officer. Generally, the executive officers’ target award levels are established as a percentage of base salary. The target award opportunities are in a range that is comparable to annual incentive opportunities for similar positions as identified through our competitive market analysis.

At the end of the fiscal year, we evaluate performance against the pre-established organizational and individual performance goals. The potential award of an individual can range from zero to 200% of the individual’s target amount, depending upon the overall performance of the Company, business group and business unit, as applicable. We have the ability to decrease or increase a payment up to 300% of an individual’s target amount at our discretion. However, no bonuses are paid if the threshold performance goals established at the beginning of the year are not achieved. While we determine and approve all annual incentive awards for the executive officers, we do consider the Chief Executive Officer’s assessment of the individual performance of each of the executive officers other than himself.

For fiscal year 2005, at the corporate level we approved bonus payments at 200% of the target amount for Mr. Murphy, Mr. Rangen and Mr. Vlahakis based on the Company’s performance on fully diluted EPS, free cash flow and sales. In addition, we approved a bonus payment for Mr. DeYoung and Mr. Wilson at 200% of their respective target amounts, based 50% on the Company’s performance on fully diluted EPS, and 50% on the performance of Mr. DeYoung’s and Mr. Wilson’s respective business groups on EBIT, free cash flow and sales. Finally, we approved a bonus payment for Mr. Shaffer that was a combination of performance when he was head of the Advanced Propulsion and Space Systems Group and then as special assistant to the CEO. For the period as head of the Advanced Propulsion and Space Systems Group, Mr. Shaffer’s bonus was $163,875 or 190% of his target incentive amount. Fifty percent of this payment was based on EPS and 50% of this payment was based on Advanced Propulsion and Space Systems Group performance, specifically measuring the EBIT, cash flow and sales goals against target level. As special assistant to the CEO, Mr. Shaffer’s bonus amount equaled $57,500 or 200% of his target incentive amount. This payment was based on ATK’s performance, specifically measuring EPS, cash flow and sales goals against the target level.

Long-Term Incentive Compensation

Long-term incentive compensation has been provided to executive officers under ATK’s stockholder-approved 1990 Equity Incentive Plan. This year, we provided long-term focused incentive compensation to our executive officers through awards made through two equity-based programs. We determined the terms of each award at the time the award was granted, subject to the provisions of the plan.

Stock Options.   We believe that stock options are an appropriate means of long-term incentive compensation because they provide value only when ATK’s stockholders benefit from stock price appreciation. Stock options have an exercise price equal to the fair market value of our common stock on the date of grant.

During fiscal year 2005, stock options were granted to five of the six officers named in the Summary Compensation Table following this report. The terms of the stock options granted to the executive officers in fiscal year 2005 include a seven-year term and cliff vesting on the third anniversary of the date of grant in order to provide vesting terms that encourage an executive officer to remain with ATK over a period of years and focus on long-term stock price appreciation. Overall, in fiscal year 2005, we granted an aggregate of 606,400 options to officers and employees of ATK.

Performance Shares.   In the past, we have also granted performance shares because we believe that they are an appropriate means of long-term incentive compensation and provide an effective incentive to achieve predetermined long-term performance goals. For fiscal year 2005, we authorized a payment on performance shares granted for the three-year performance period ended in fiscal year 2005 for two of the six named executive officers. The other executive officers named in the Summary Compensation Table did not receive payouts because they were not participants in the program at the beginning of the performance period. When we granted the performance shares, we set threshold, target and maximum average earnings per share performance goals with respect to the award, with 25% of the award paid if the threshold level was achieved, 50% of the award paid if the target level was achieved, and 100% of the award paid if the maximum level was achieved. No payment would have been made if the threshold level was not achieved. Generally, performance shares were cancelled in the event of an executive officer’s resignation (other than retirement) or termination of employment for cause. For fiscal year 2005, ATK achieved its maximum EPS performance goals and paid out 100% of the performance share awards to Mr. Vlahakis and Mr. Rangen. All payouts are reflected in the Summary Compensation Table. The payouts were made in the form of ATK common stock.

At the beginning of fiscal year 2005, we added a second long-term focused equity program by granting performance shares to the executive officers. While we granted the performance shares during fiscal year 2005, the focus of the awards and the performance measure we approved was fiscal year 2007 fully diluted EPS. We set four levels of EPS performance, including threshold at which 50% of the grant would be paid, target at which 100% of the grant would be paid, outstanding at which 200% of the target award would be paid, and stretch at which 250% of the target award would be paid. No payment will be made if the threshold level is not achieved. Due to the three-year focus of this program, it is our intention to not implement another performance share program that would reward performance for this same period of time. On April 1, 2004, we granted performance shares under this program to all six of the named executive officers for the following target amounts: Mr. Murphy, 30,000 shares; Mr. Vlahakis, 12,000 shares; Mr. Rangen, 12,000 shares; Mr. DeYoung, 12,000 shares; Mr. Wilson, 9,000 shares; and Mr. Shaffer, 9,000 shares. The awards for Mr. Murphy, Mr. Rangen, Mr. DeYoung, and Mr. Wilson were subsequently cancelled because these awards were not qualified under Section 162(m) of the Internal Revenue Code. It is our intention to reissue these awards under the Alliant Techsystems Inc. 2005 Stock Incentive Plan if stockholders approve the Plan (see Proposal 3 in this proxy statement).

Compensation of Chief Executive Officer

During fiscal year 2005, the annual base salary for Mr. Murphy was $700,000. At our January 2005 meeting, we approved an increase to Mr. Murphy’s annual base salary to $770,000, effective April 1, 2005, based upon the Company’s compensation strategy, the Committee’s assessment of Mr. Murphy’s individual performance, Mr. Murphy’s increased responsibilities resulting from being elected Chairman of the Board and his time in his position as Chief Executive Officer.

For fiscal year 2005, we established a target annual incentive of $500,000 for Mr. Murphy in accordance with the terms of his employment agreement. We approved an incentive payment of $1,000,000, which is 200% of his target incentive amount. This payment was based on ATK’s performance, specifically measured by fully diluted EPS, cash flow and sales goals against the target level. We retain the discretion to reduce the amount of the payment, up to 25% of the bonus amount, based on individual performance. We made no reduction to Mr. Murphy’s bonus payment based on our assessment of Mr. Murphy’s individual performance against specific accountabilities we established at the start of the fiscal year.

On April 1, 2004, Mr. Murphy was granted 30,000 performance shares at target in accordance with the performance share program we approved as described in the above section regarding our long-term incentive compensation programs. At our January meeting, we approved an additional grant of 15,000 performance shares for Mr. Murphy under this same program to recognize his election as Chairman of the Board. These performance shares were granted as of April 1, 2005. Mr. Murphy’s performance share awards were subsequently cancelled because these awards were not qualified under Section 162(m) of the Internal Revenue Code. It is our intention to reissue these awards under the Alliant Techsystems Inc. 2005 Stock Incentive Plan if stockholders approve the Plan (see Proposal 3 in this proxy statement). Finally, Mr. Murphy was granted 50,000 stock options in accordance with the stock option program described in the above section on long-term incentive compensation.

Stock Ownership Guidelines

We believe it is important that the interests of our executive officers are closely aligned with our stockholders. To support this philosophy, we have established stock ownership guidelines. Stock ownership is reported periodically to the Committee and failure to meet the guidelines within the allotted period of time may impact future grants of stock awards to an executive. The guidelines establish target levels of common stock ownership as follows:

Position	Guideline
Chairman of the Board and Chief Executive Officer	50,000 shares
Chief Operating Officer and Chief Financial Officer	16,000 shares
Group Presidents	12,000 shares
Senior Vice President and General Counsel	12,000 shares
Senior Vice President Human Resources and Administrative Services	12,000 shares
Corporate Controller, Treasurer and Other Corporate Officers	6,000 - 9,000 shares
Vice President General Managers and Corporate Staff Vice Presidents	4,000 shares
Group Staff Vice Presidents and Corporate Staff Vice Presidents	3,500 shares
Corporate Staff Vice Presidents	1,500 shares

Recognizing that the new ownership guidelines were larger than what had been in place before, we have required that executives, who were in their current position at the time of the implementation of the new ownership guidelines, meet the new stock ownership levels by March 31, 2007. New executives, who have assumed their positions after the implementation of the new ownership guidelines, have been given an extension to the period of time allowed to reach the required level of ownership. Until the deadline, we are asking our executives to demonstrate a plan for reaching those requirements. Shares of ATK common stock owned outright, restricted stock awarded to officers, unvested performance shares at target, stock held in the Company’s Employee Stock Purchase Plan, stock held in the Company’s 401(k) plan and phantom stock units held in the Company’s nonqualified deferred compensation plan count towards an executive’s plan to meet the ownership guidelines.

Limit on Tax Deductibility

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain executive officers, unless such compensation qualifies as “performance-based compensation.” Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by the Company’s stockholders. The Committee expects that all performance-based compensation payable for fiscal year 2005 to the executive officers under the plans and programs described above will qualify for deductibility, either because the compensation is below the threshold for non-deductibility provide in Section 162(m) or because the payments of such compensation complies with the provisions of Section 162(m).

The Committee believes it is important for ATK to continue to be able to take all available tax deductions with respect to the compensation paid to its executive officers. Therefore, ATK has taken such actions as may be necessary under Section 162(m) of the Internal Revenue Code to continue to qualify for all available tax deductions related to executive compensation. This includes seeking stockholder approval of the Alliant Techsystems Inc. 2005 Stock Incentive Plan, as described elsewhere in this proxy statement.

Personnel and Compensation Committee

Roman Martinez IV, Chair
Frances D. Cook
Michael T. Smith
William G. Van Dyke

SUMMARY COMPENSATION TABLE

The following table shows certain cash and non-cash compensation for each of the last three fiscal years that was awarded to or earned by the Chief Executive Officer and each of the other five most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2005.

					Long-Term Compensation
		Annual Compensation(1)			Awards		Payouts
Name and Principal Position	Fiscal Year (2)	Salary (4)	Bonus	Other Annual Compensation (5)	Restricted Stock Awards (6)	Securities Underlying Options (#)	LTIP Payouts (7)	All Other Compensation (8)
Daniel J. Murphy	FY05	$713,462	$1,000,000	$41,053	$0	50,000	$0	$12,314
Chairman and Chief Executive	FY04	$479,648	$1,391,739	$3,910	$0	75,000	$0	$21,497
Officer	FY03	$220,000	$275,112	$3,321	$0	30,000	$127,865	$122,658
Nicholas G. Vlahakis	FY05	$416,000	$540,800	$5,372	$0	0	$206,550	$7,980
Executive Vice President and Chief	FY04	$400,000	$520,000	$3,699	$0	20,000	$532,620	$28,857
Operating Officer	FY03	$350,000	$441,000	$3,321	$0	30,000	$0	$16,835
Eric S. Rangen	FY05	$321,000	$385,200	$0	$0	20,000	$206,550	$8,462
Executive Vice President and Chief	FY04	$305,000	$305,000	$5,102	$0	20,000	$399,465	$11,098
Financial Officer	FY03	$265,000	$278,250	$4,432	$0	30,000	$0	$144
Mark W. DeYoung	FY05	$292,000	$292,000	$5,239	$0	15,000	$0	$13,385
Senior Vice President and	FY04	$271,375	$274,955	$12,274	$0	10,000	$88,770	$24,983
President ATK Ammunition Group	FY03	$230,000	$237,667	$3,321	$0	15,000	$81,825	$152,663
Thomas R. Wilson	FY05	$240,000	$240,000	$6,509	$0	15,000	$0	$8,101
Senior Vice President and President	FY04	$240,000	$182,208	$0	$0	10,000	$0	$8,890
ATK Precision Systems Group	FY03	$207,500	$75,000	$0	$157,024	10,000	$0	$13,733
Donald E. Shaffer(3)	FY05	$234,423	$221,375	$160,877	$0	10,000	$0	$107,740
Special Assistant to the CEO	FY04	$168,462	$141,013	$0	$0	10,000	$0	$43,376
	FY03	$144,502	$66,000	$0	$0	3,000	$76,752	$39,473

(1)   Includes amounts, if any, of salary and bonus deferred pursuant to our 401(k) Plan or Nonqualified Deferred Compensation Plan.

(2)   The three years reported upon in the table are the fiscal years ended March 31, 2005 (“FY05”), March 31, 2004 (“FY04”) and March 31, 2003 (“FY03”).

(3)   Mr. Shaffer is retiring from the Company on June 30, 2005. Mr. Shaffer was Senior Vice President and President, ATK Advanced Propulsion and Space Systems Group until January 17, 2005.

(4)   Amounts shown for FY05 include payments to Mr. Murphy in the amount of $13,462 and to Mr. Shaffer in the amount of $4,423 for vacation sold under the ATK vacation buy/sell benefit program.

(5)   Amounts for FY05 include a tax gross-up on financial counseling fees as follows: Mr. Murphy, $5,264; Mr. Vlahakis, $5,372; Mr. DeYoung, $5,239; Mr. Wilson, $6,509; and Mr. Shaffer, $289. Mr. Murphy’s amount also includes $35,789, equal to the value of the 10% discount he received on the stock price for the May 2004 allocation to the Restricted Bonus Account under the Company’s Nonqualified Deferred Compensation Plan. For Mr. Shaffer, the amount also includes perquisites of $112,000 (including $100,000 paid as a relocation incentive) and a tax-gross up of $48,588 on the relocation incentive. Perquisites totaling less than the smaller of $50,000 or 10% of the total salary and bonus for any of the other executive officers have been omitted.

(6)   The amount shown is based upon the closing market price of ATK common stock on the date of the grant. As of the end of FY05, Mr. Wilson held 934 shares of restricted stock having a value of $66,734 based upon the closing market price of ATK common stock at the end of the fiscal year. These shares vest on November 18, 2005. The shares also vest in the event of a change in control of the Company. None of the other executive officers hold shares of restricted stock.

(7)   For Mr. Vlahakis and Mr. Rangen, the amount for FY05 represents the value of 3,000 shares of our common stock received in payment of a performance share award for FY03 - FY05. The value is based upon the closing market price of our common stock ($68.85) on May 3, 2005, the date the payment was approved. Mr. Rangen deferred his payment and instead received a credit of phantom stock units under the Company’s nonqualified deferred compensation plan. The phantom units will be converted into and paid in shares of ATK common stock following Mr. Rangen’s termination of employment or such other date specified by him.

(8)   Includes for FY05: (a) matching contributions we made to the accounts of participants in one of our defined contribution 401(k) plans as follows: Mr. Murphy, $7,453; Mr. Vlahakis, $6,770; Mr. Rangen, $8,142; Mr. DeYoung, $6,031; Mr. Wilson, $8,077; and Mr. Shaffer, $6,069; (b) the following dollar value to the individual of insurance premiums we paid for term life insurance in the amounts indicated in parenthesis: Mr. Murphy, $726 ($300,000); Mr. Vlahakis, $423 ($300,000); Mr. Rangen, $92 ($300,000); and Mr. DeYoung, $155 ($300,000); (c) the following interest payments on the now discontinued long-term CVA incentive program: Mr. Murphy, $4,086; Mr. DeYoung, $7,199; and Mr. Shaffer, $1,652; and (d) the dollar value of the interest accrued that is above the market interest rates as determined under SEC rules on the fixed rate fund in the Company’s Nonqualified Deferred Compensation Plan in the following amounts: Mr. Murphy, $49; Mr. Vlahakis, $787; Mr. Rangen, $228; Mr. Wilson, $24; and Mr. Shaffer, $19. We have no agreement with the executive officers named in (b) above that they will receive or be allocated any interest in any cash surrender value under their life insurance policies. The amount for Mr. Shaffer also includes a $100,000 transition allowance payable to Mr. Shaffer in connection with his retirement.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information on the stock options granted during fiscal year 2005 to the executive officers listed in the Summary Compensation Table.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	0% ($)	5% ($)	10% ($)
Daniel J. Murphy.	50,000	8.30%	$66.58	01/31/12	0	$1,355,237	$3,158,279
Nicholas G. Vlahakis	0	0	$0	N/A	0	$0	$0
Eric S. Rangen	20,000	3.32%	$66.58	01/31/12	0	$542,095	$1,263,312
Mark W. DeYoung	15,000	2.49%	$66.58	01/31/12	0	$406,571	$947,484
Thomas R. Wilson	15,000	2.49%	$66.58	01/31/12	0	$406,571	$947,484
Donald E. Shaffer(2)	10,000	1.66%	$66.58	01/31/12	0	$271,047	$631,656

(1)          Each option (a) is a non-qualified stock option for tax purposes; (b) has an exercise price equal to the fair market value of ATK common stock on the grant date, which is seven years prior to the expiration date in the above table; (c) may be exercised by the delivery of cash and/or shares of ATK common stock; (d) becomes fully exercisable on the third anniversary of the grant date and remains exercisable thereafter until the expiration date or earlier expiration upon or following termination of employment; (e) may be exercised following termination of employment to the extent exercisable upon termination as follows: (i) for three years following death prior to termination, (ii) for 180 days following death after termination, (iii) for three years after termination due to layoff, retirement or disability and (iv) for 90 days after termination for any other reason other than for cause; and (f) may become exercisable in the event of a change of control of the Company.

(2)          In connection with Mr. Shaffer’s retirement, to recognize his 37 years with the Company, the Company accelerated the vesting of all his unvested stock options, effective as of the date of his retirement. Mr. Shaffer’s stock options will be subject to the usual exercise period of three years following retirement.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The following table summarizes information with respect to stock option exercises by the executive officers listed in the Summary Compensation Table during fiscal year 2005 and the value of “in-the-money” stock options held by each of them at the end of fiscal year 2005.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options At		In-the-Money Options
	Acquired on	Value	FY05 Year-End (#)		at FY05 Year-End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel J. Murphy	0	$0	33,500	135,000	$627,668	$1,418,300
Nicholas G. Vlahakis	57,938	$2,204,510	76,250	0	$1,272,512	$0
Eric S. Rangen	0	$0	51,875	50,000	$1,345,679	$501,100
Mark W. DeYoung	13,826	$430,093	13,500	30,000	$206,262	$274,900
Thomas R. Wilson	0	$0	6,666	28,334	$82,192	$254,358
Donald E. Shaffer	0	$0	6,083	21,167	$139,583	$203,289

(1)          The values shown in these columns represent the amount, if any, by which the market value of ATK common stock on March 31, 2005 ($71.45) exceeds the exercise price of each of the unexercised stock options held by the named individuals, multiplied by the number of shares issuable upon the exercise of each stock option. This value has not been, and may never be, realized. The actual value, if any, realized by the named individual upon the sale of the shares issued upon the exercise of the stock options will depend upon the price at which the shares are sold.

RETIREMENT PLANS

All of our executive officers participate in the Alliant Techsystems Inc. Pension and Retirement Plan or the Thiokol Propulsion Pension Plan. Our calculation of each executive officer’s benefits depends upon which formula applies to him or her. The formulas that apply to our named executive officers are

•       the Pension Equity Plan formula,

•       the Aerospace Pension Plan formula,

•       the Alliant Retirement Plan formula, and

•       Thiokol Propulsion Pension Plan.

The benefits of Messrs. Murphy, Rangen and Wilson will be calculated based on the Pension Equity Plan formula considering previous service under the Aerospace Pension Plan formula or the Alliant Retirement Plan formula. The benefits of Messrs. Vlahakis and DeYoung will be calculated using the Aerospace Pension Plan formula. The benefits for Mr. Shaffer will be calculated using the Thiokol Pension Plan formula.

Pension Equity Plan Formula

On January 1, 2004, we began using the Pension Equity Plan formula (PEP) to calculate benefit accruals after that date for employees with less than 15 years of credited service, including Messrs. Murphy, Rangen and Wilson. Under this PEP formula, we calculate the participant’s benefit based on

•       the final average earnings of recognized compensation from the highest consecutive 60 months of the last 120 months

•       multiplied by credited years of service

•       multiplied by a factor of 5.5% for earnings under one-half of the social security wage base and a factor of 11% for earnings greater than one-half of the social security wage base.

Upon termination, employees are allowed immediate distribution in a variety of distribution alternatives, including a lump sum payment. If a participant chooses to leave his or her balance in the plan, interest is credited at 4% annually.

Transition to the new PEP formula recognizes previous benefit accruals by performing the following calculation at termination:

•       We first calculate the participant’s benefits accrued for his or her years of service prior to January 1, 2004 using the previous applicable pension formula.

•       We then calculate the benefit accrued by the participant for service from January 1, 2004 until termination under the PEP formula.

•       Finally, we compare the sum of these two calculations to the amount that the participant would receive if we used the PEP formula to calculate all of the participant’s benefits based on total years of credited service and provide the greater of these two amounts as the pension benefit.

The pension formula for Mr. Murphy prior to January 1, 2004 was the Aerospace Pension Plan described below. The pension formula for Messrs. Rangen and Wilson prior to January 1, 2004 was the Alliant Retirement Plan—Cash Balance Account described below. Messrs. Murphy, Rangen and Wilson are not yet vested in the pension benefits.

Aerospace Pension Plan Formula

The Aerospace Pension Plan formula covered employees who joined us in connection with the acquisition of Hercules Aerospace Company from Hercules Incorporated or began employment in a location offering this formula. This formula contains provisions similar to those of the Hercules plan that covered the Hercules location employees prior to the acquisition. Retirement benefits under the Aerospace Pension Plan are determined under a final average earnings formula. The formula provides a monthly life annuity related to years of credited service, average recognized compensation during the highest consecutive 60 of the last consecutive 120 months of credited service, and the participant’s primary Social Security benefit. Participants may elect to receive up to 51% of their benefit in a lump sum payment. Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 benefit, and with a reduced benefit on or after age 55. Employees who participated in the predecessor Hercules plan since on or before December 31, 1984, including Mr. Vlahakis, may retire with a reduced benefit on or after age 50. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years. Mr. DeYoung participates in this formula and was not a participant on or before December 31, 1984.

Alliant Retirement Plan Formula—Cash Balance Account

Effective April 1, 1992, the Alliant Retirement Plan formula which had been transferred from Honeywell at the time of the spin-off was amended to provide benefits based upon a cash balance account established for each participant. Messrs. Rangen and Wilson started with the Company after April 1, 1992 and upon employment began participation in the Cash Balance Account formula with a starting balance of zero. Each participant’s cash balance account is credited monthly with a percentage of recognized compensation, which is generally the participant’s salary and annual cash bonus. The amount of the percentage increases with length of credited service from 3.5% for newly hired employees to 8.5% for employees with at least 25 years of service. Accounts are credited with an additional percentage on the amount recognized compensation exceeds the Social Security wage base. The amount of this additional percentage increases with length of credited service from 3.5% for newly hired employees to 5.5% for employees with at least 10 years of service. Account balances are credited monthly with interest equal to one-twelfth of the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. A participant’s account balance vests after five years of credited service. At retirement, which may occur at or after age 55, a participant’s vested account balance is payable as a monthly annuity or an annuity with a lump sum payment at age 62 or, if retirement occurs at or after age 62, as an optional lump sum payment.

Thiokol Pension Plan Formula

The Thiokol Pension Plan formula covered employees who joined us in connection with the acquisition of Thiokol from Alcoa or began employment in a location offering this formula. Retirement benefits under the Thiokol Pension Plan are determined under a final average earnings formula. The formula provides a monthly life annuity related to years of credited service, average recognized compensation during the highest 5 consecutive calendar years of the last 10 consecutive calendar years of credited service, and the participant’s Social Security covered compensation. Normal retirement age in this formula is at age 67 and electing early retirement prior to age 67 results in a benefit reduction of 6.6% per year for each year if commencing between ages 62 and 67 and 3.3% reduction for each year between ages 57 and 62. Mr. Shaffer participates in this formula.

Supplemental Executive Retirement Plan

The Internal Revenue Code limits retirement benefits payable from qualified defined benefit plans. We pay amounts payable under the above described plans in excess of those limitations under a nonqualified supplemental executive retirement plan (SERP). We have established a grantor trust under which we have set aside funds to satisfy certain of our obligations under the SERP. If the funds in the trust are insufficient to pay amounts payable under the SERP, we will pay the deficiency. The only executive officer with SERP benefits beyond those described in this paragraph is Mr. Murphy. A description of his additional benefits is included in the section of this proxy statement entitled “Other Plans and Agreements with Executive Officers—Employment Agreement with Daniel J. Murphy.”

Retirement Benefits

Based on Mr. Vlahakis’ expected retirement on December 31, 2005, his estimated annual retirement benefit is $259,776. Based on Mr. Shaffer’s expected retirement on June 30, 2005, his estimated annual retirement benefit is $120,114.

The following table shows the estimated retirement benefit payable annually as a single life annuity at age 65 to each of the other executive officers named in the Summary Compensation Table.

Name	Estimated Annual Retirement Benefit
Daniel J. Murphy	$944,844
Eric S. Rangen	$186,966
Mark W. DeYoung	$582,509
Thomas R. Wilson	$36,468

These estimated retirement benefits assume currently applicable interest rates, that the individuals remain employed until age 65, their fiscal year 2005 compensation level with a 4% year over year increase to base salary for each year following fiscal year 2005 until age 65, and their annual target incentive bonus for each year until age 65.

CHANGE OF CONTROL ARRANGEMENTS

Income Security Plan

Our Income Security Plan is intended to secure the continued services, dedication and objectivity of management personnel in the event of a potential “change of control” as defined in the Income Security Plan, as amended, so that they are not hindered or distracted by the resulting personal uncertainties and risks. All executive officers participate in the Income Security Plan. In the event of a “Qualifying Termination” as defined in the Income Security Plan, as amended, the executive officers will receive:

•       base salary through date of termination to the extent not already paid;

•       annual bonus for the full year of termination, defined as the greater of target, actual, or average of the last three years’ payouts;

•       outstanding performance share awards at the greater of target, actual performance achieved, or average actual payout for the last three years;

•       a lump sum payment equal to amounts in non-qualified retirement plans as of the date of termination;

•       a lump sum payment in cash within 30 days after the participant’s date of termination equal to three times the participant’s annual base salary, annual bonus, and annual performance share or performance cash award. Annual bonus, performance share and performance cash amounts are calculated as the greater of target, actual or average of the last three years’ payouts;

•       welfare benefits under the Company’s health, disability and life insurance programs, for three years after the participant’s date of termination;

•       continuation of applicable executive life insurance benefits for three years following the participant’s date of termination;

•       an amount equal to an additional three years of credited age and service under the defined benefit pension plans (both qualified and nonqualified);

•       an amount equal to an additional three years of Company contributions under the defined contribution plans;

•       continuation of perquisites for three years;

•       reimbursement for outplacement expenses;

•       legal fees and expenses incurred to receive benefits if we do not pay benefits under the plan; and

•       a gross-up payment necessary to cover any excise taxes payable on benefits received.

If a participant competes with us during the one-year period following the date of termination, we will stop paying them benefits under the plan. Participants in the Income Security Plan must agree that their future stock awards will not be subject to the change of control provisions of our 1990 Equity Incentive Plan. They agree, instead, that upon a Qualifying Termination unvested stock awards will vest and become exercisable until the earlier of their normal expiration or the expiration of three years from the date of termination.

We estimate, based upon available fiscal year 2005 information that we can quantify, that if a change of control had occurred on March 31, 2005, and if the employment of any of the executive officers named in the Summary Compensation Table had been terminated on the date of the change of control, they would receive total severance payments in the following amounts: Daniel J. Murphy, $30,640,248; Nicholas G. Vlahakis, $9,527,500; Eric S. Rangen, $7,149,771; Mark W. DeYoung, $6,930,450; Thomas R. Wilson, $4,638,980; and Donald S. Shaffer, $6,732,313. These estimates were calculated by an outside consultant and are based on current salaries, actual bonus payments, and actual performance share or performance cash payments. These amounts also include estimated amounts for welfare benefits, retirement benefits, outplacement services, perquisites, the value of accelerating vesting of stock awards, and the excise tax gross up that would be required.

We have established a grantor trust under which we will set aside funds to satisfy our obligations under the Income Security Plan in the event of a change of control, or earlier at the discretion of our Board of Directors.

Executive Compensation Plan Provisions

Our Management Compensation Plan, under which annual incentive compensation is paid to executive officers, provides for an accelerated incentive payment in the event of a change of control during a performance period. The payment would be pro-rata, based upon the elapsed portion of the performance period, assuming performance that would result in payment of the target incentive fund.

Under the terms of our 1990 Equity Incentive Plan, upon a change of control, all stock options, whether or not vested, become exercisable, all shares of restricted stock become fully vested, and a pro-rata portion of performance share awards becomes payable. As noted above, these provisions do not apply to participants in our Income Security Plan.

Non-vested benefits of participants in our Pension and Retirement Plans will become fully vested immediately upon a change of control.

OTHER PLANS AND AGREEMENTS WITH EXECUTIVE OFFICERS

Employment Agreement with Daniel J. Murphy

On January 21, 2004, ATK entered into an employment agreement with Mr. Murphy. Under the agreement, the term of Mr. Murphy’s employment as Chief Executive Officer extends until March 31, 2007. At that time, if neither party objects, the contract automatically extends for a one-year period. This automatic extension may occur three times after the original expiration date of March 31, 2007. The final expiration date, considering the potential automatic renewals, is March 31, 2010.

The employment arrangement with Mr. Murphy provides for an initial annual base salary of $700,000 and an annual incentive bonus of (a) $500,000 if ATK achieves performance goals determined by the Personnel and Compensation Committee of the Board of Directors or (b) $1,000,000 if ATK achieves a level of performance defined by the Personnel and Compensation Committee to be “outstanding.” These salary and annual bonus levels are subject to review by the Board from time to time but not less than once a year after January 1, 2005. In addition, among other benefits, the agreement provides for (a) participation in long-term performance incentive programs (such as performance share and stock option incentives); (b) participation in employee benefit plans; (c) reimbursement for certain expenditures under ATK’s flexible perquisite program; (d) financial counseling reimbursement up to $15,000 per year;

and (e) at termination, relocation from his home in the Minneapolis, Minnesota area to his place of choosing in the continental United States.

In the event (a) Mr. Murphy’s employment terminates on March 31, 2007 or at the end of an extension period in accordance with the terms of the agreement, (b) ATK terminates Mr. Murphy’s employment without cause during the term of the agreement, (c) Mr. Murphy terminates his employment for good reason, or (d) Mr. Murphy’s employment terminates as a result of death or disability, Mr. Murphy, or his spouse, will receive monthly retirement benefits under a non-qualified supplemental executive retirement plan based on the following schedule:

If termination of employment is:	Benefit Percentage Is:
On or after March 31, 2004 and before March 31, 2005	5%
On or after March 31, 2005 and before March 31, 2006	15%
On or after March 31, 2006 and before March 31, 2007	25%
On or after March 31, 2007 and before March 31, 2008	35%
On or after March 31, 2008 and before March 31, 2009	45%
On or after March 31, 2009 and before March 31, 2010	50%

The monthly benefit percentage is applied to his final average earnings, determined by calculating the highest 60 consecutive months of base salary and annual cash incentive awards received during the preceding consecutive 120 months. The benefit amount will be reduced by any amount due Mr. Murphy under the Pension Equity Plan formula considering previous service under the Aerospace Pension Plan formula. Mr. Murphy is not yet vested in his retirement benefit and will vest in December 2005.

If ATK terminates Mr. Murphy’s employment for cause during the term of the agreement or if Mr. Murphy terminates his employment for other than good reason before March 31, 2007, the supplemental retirement benefits described above will be forfeited. If Mr. Murphy terminates his employment for other than good reason after March 31, 2007 but prior to the final expiration date of the agreement, he will receive the retirement benefits described above. The normal plan provisions allow Mr. Murphy to select the form and timing of distribution of his benefits, including a single lump sum payment.

In the event of a “Qualifying Termination” or if Mr. Murphy’s employment is terminated after a “change of control” of ATK, both as defined in the Income Security Plan, as amended (the Income Security Plan is discussed above, under the heading “Change of Control Arrangements”), Mr. Murphy will receive benefits in accordance with the provisions of the Income Security Plan.

Mr. Murphy also agreed to certain restrictions on competition and non-solicitation of employees for up to two years after his termination of employment if he terminates without good reason or if ATK terminates him without cause or by non-renewal.

Retirement Arrangement with Donald E. Shaffer

Mr. Shaffer is retiring from the Company on June 30, 2005. In addition to his normal annual retirement benefit in the amount disclosed under the heading “Retirement Plans,” Mr. Shaffer received a $100,000 transition allowance, as disclosed in the Summary Compensation Table, along with payment for his moving expenses and selling fees required for his move back to his permanent home location. In connection with his retirement, the Company also accelerated the vesting of all his unvested stock options, effective as of the date of his retirement. Mr. Shaffer’s stock options will be subject to the usual exercise period of three years following retirement.

Compensation Arrangement with Nicholas G. Vlahakis

On August 3, 2004, ATK entered into a compensation arrangement with Mr. Vlahakis in connection with his agreement to postpone his planned retirement until December 31, 2005. Effective April 1, 2005,

ATK increased Mr. Vlahakis’s base salary from $416,000 to $450,000. ATK also maintained the target amount of Mr. Vlahakis’s annual incentive bonus at 65% of his base salary, and Mr. Vlahakis will receive an annual bonus payment for the fiscal year ending March 31, 2006, subject to the achievement of the performance goals established under the Company’s Management Compensation Plan. Mr. Vlahakis’s bonus will be prorated based on his termination date. In addition, the performance shares granted to Mr. Vlahakis for the fiscal year ending March 31, 2007 will not be reduced or prorated based on his retirement date and he will receive the full amount of the award, subject to the achievement of the established performance goal. Information regarding the performance shares can be found in this proxy statement under the heading “Executive Compensation—Report of the Personnel and Compensation Committee of the Board on Executive Compensation.”

Severance Plan

Effective as of April 1, 2004, the Personnel and Compensation Committee of the Board approved an Executive Severance Plan. In the event of a qualifying termination (which generally is a termination of employment by ATK for convenience or a reduction in force due to lack of business or reorganization), officers of the Company are eligible for 12 months base pay, an additional $15,000 to defray health care costs, and outplacement services. In return, the officer is required to execute a general release of claims against ATK and agree to confidentiality, non-compete, non-solicitation, and non-disparagement provisions.

Nonqualified Deferred Compensation Plan

Our Nonqualified Deferred Compensation Plan permits eligible employees to defer annually receipt of up to 70% of their base salaries and up to 100% of their annual incentive compensation. The plan allows participants to elect to defer the receipt of CVA payments, performance shares and restricted stock. Deferred amounts are credited with gains and losses based on the performance of deemed investment alternatives, including ATK common stock, selected by the participant. Prior to January 1, 2005, if a participant deferred annual incentive compensation to the restricted ATK stock unit account, ATK made an additional contribution to that account equal to 10% of the value of the amount deferred. Deferred amounts are paid in cash. Amounts credited to the ATK stock unit account are paid out based on the market price of ATK common stock at the time of distribution. Payments are generally made following termination of employment, but the plan permits on-demand distributions, which are subject to a 10% penalty, and provides for pre-selected in-service distributions, financial hardship distributions and distributions in the event of total disability.

ATK also makes matching contributions to participants’ accounts to restore certain matching contributions under ATK’s 401(k) plan that were reduced because of compensation that was deferred. In addition, the Personnel and Compensation Committee of the Board may make discretionary contributions to a participant’s account under this plan.

All of the executive officers listed in the Summary Compensation Table in this proxy statement participate in this plan. The number of ATK phantom stock units credited to each of their deferral accounts as of June 6, 2005 was as follows: Mr. Murphy, 22,066; Mr. Vlahakis, 15,388; Mr. Rangen, 9,803; and Mr. DeYoung, 3,118. In addition, as of June 6, 2005, Mr. Rangen has 2,956 phantom stock units credited to his deferral account that will be settled in shares of ATK common stock.

Indemnification Agreements

We currently have indemnification agreements with our executive officers providing indemnification relating to their service as officers. This indemnification is identical to that described earlier in this proxy statement in the section entitled “Indemnification Agreements” under the heading “Compensation of Directors.”

STOCKHOLDER RETURN PERFORMANCE GRAPH

The following graph compares, for the five fiscal years ended March 31, 2005, the cumulative total return for ATK common stock with the comparable cumulative total return of two indexes:

•       Standard & Poor’s Composite 500 Index, a broad equity market index; and

•       Dow Jones U.S. Aerospace Index, a published industry index.

The graph assumes that on April 1, 2000, $100 was invested in ATK common stock (at the closing price on the previous trading day) and in each of the indexes. The comparison assumes that all dividends, if any, were reinvested. The graph indicates the dollar value of each hypothetical $100 investment as of March 31 in each of the years 2001, 2002, 2003, 2004 and 2005.

Comparison of Five-Year Cumulative Total Return

AUDIT COMMITTEE REPORT

The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission, the New York Stock Exchange listing standards, and the Company’s standards for director independence. In addition, the Board of Directors has determined that William G. Van Dyke is an “audit committee financial expert,” as defined under applicable federal law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this proxy statement. The Audit Committee has sole authority to appoint, terminate or replace the Company’s independent registered public accounting firm, which reports directly to the Audit Committee.

The Audit Committee reviews the Company’s financial statements and the Company’s financial reporting process. Management has the primary responsibility for the Company’s financial statements and internal control over financial reporting, as well as disclosure controls and procedures.

In this context, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2005. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended or supplemented.

The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

The Audit Committee also reviewed the Company’s policy of reimbursing the Company’s senior executive officers for expenses incurred in connection with the provision of certain routine tax, financial and estate planning services in amounts not exceeding $12,000 on an annual basis. The Audit Committee noted that in fiscal year 2005, the Chief Financial Officer, Eric S. Rangen, used Deloitte & Touche LLP to provide certain of these tax and planning services. Management and Deloitte & Touche LLP reviewed the appropriate factors and reconfirmed that the provision of these routine tax and estate planning services to the Chief Financial Officer does not impair the independence of Deloitte & Touche LLP under the applicable independence standards. The Audit Committee considered the independence of Deloitte & Touche LLP in light of these factors and, following consultation with management and Deloitte & Touche LLP, determined that the provision of these services to Mr. Rangen does not impair the independence of Deloitte & Touche LLP. The Audit Committee approved the continuation of only these specific services for Mr. Rangen in fiscal year 2005 and specified that Deloitte & Touche LLP will not provide any other personal services to Mr. Rangen and will not provide such services to any other officer of the Company.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, for the fiscal year ended March 31, 2005, filed with the Securities and Exchange Commission.

Audit Committee

William G. Van Dyke, Chair
Gilbert F. Decker
David E. Jeremiah
Roman Martinez IV

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP acts as ATK’s independent registered public accounting firm and also provides certain other services. The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for each of the last two fiscal years. All fees were pre-approved by the Audit Committee.

	Fiscal Year Ended 3/31/2005	Fiscal Year Ended 3/31/2004
Audit Fees	$1,786,000	$863,000
Audit-Related Fees	185,000	342,000
Tax Fees	378,000	1,520,000
All Other Fees:	0	0
Total Fees	$2,349,000	$2,725,000

The Audit Fees billed or to be billed for the fiscal years ended March 31, 2005 and 2004 were for professional services rendered for audits of the annual consolidated financial statements and reviews of the quarterly financial statements, review of registration statements, issuance of comfort letters, and a statutory audit of ATK’s captive insurance company. Audit fees for fiscal 2005 also include professional services rendered for the audit of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit-Related Fees billed in each of the fiscal years ended March 31, 2005 and 2004 were for services relating to employee benefit plan audits and services related to compliance with Section 404 prior to commencement of the actual audit of the internal control over financial reporting as discussed above. Audit-related fees for fiscal 2004 also included acquisition-related services and accounting consultation services.

The Tax Fees billed in each of the fiscal years ended March 31, 2005 and 2004 were for services related to tax compliance and tax planning. Tax fees paid for tax planning were less than $27,000 in fiscal 2005 and less than $350,000 in fiscal 2004.

The Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm, including the fees and terms for those services. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals. This designated member is the Chair of the Committee. Any pre-approval by the Chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP as ATK’S independent registered public accounting firm to audit ATK’s financial statements for the fiscal year ending March 31, 2006. Stockholders are asked to ratify this appointment. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as ATK’s independent registered public accounting firm.

PROPOSAL 3

APPROVAL OF
ALLIANT TECHSYSTEMS INC. 2005 STOCK INCENTIVE PLAN

Stockholders are asked to approve the Alliant Techsystems Inc. 2005 Stock Incentive Plan (the “2005 Plan”). The 2005 Plan provides for the grant of stock-based awards to employees, officers and non-employee directors of the Company as determined by the Personnel and Compensation Committee.

Purpose and Background

Our Board of Directors believes that ATK’s success depends in large measure on our ability to recruit and retain highly qualified employees, officers and non-employee directors who are capable of assuring the future success of the Company. We expect that awards of stock-based compensation and opportunities for stock ownership in ATK will provide incentives to our employees, officers and non-employee directors to exert their best efforts for the success of our business and thereby align their interests with those of our stockholders.

The Company currently grants stock options, restricted stock and performance shares under our Amended and Restated 1990 Equity Incentive Plan (the “1990 Plan”). The Company grants restricted stock and deferred stock units to our directors under our Non-Employee Director Restricted Stock Plan. In addition, shares of ATK common stock are also reserved for issuance under our Management Compensation Plan, which is our annual bonus plan. All three of these plans were approved by our stockholders. If stockholders approve the 2005 Plan, no additional grants will be made under the 1990 Plan and no additional stock grants will be made under the Management Compensation Plan. Outstanding awards previously granted under our 1990 Plan will remain outstanding according to their terms. The Non-Employee Director Restricted Stock Plan will remain in effect until it expires on August 6, 2006. In January 2004, we stopped granting awards under our 2000 Stock Incentive Plan, which was not approved by our stockholders, and that plan continues in effect only for the exercise, payment or forfeiture of awards granted in or before January 2004.

The Board of Directors and management believe that the continuation of stock-based compensation is essential in attracting, retaining and motivating highly qualified employees, officers and non-employee directors to enhance ATK’s success. We are seeking stockholder approval of the 2005 Plan for the following reasons:

•       The 2005 Plan will allow for the continued use of stock-based compensation.

•       Performance awards granted and paid under the 2005 Plan will be tax deductible by ATK under Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) generally limits to $1,000,000 the amount that the Company may deduct each year for compensation paid to our chief executive officer and other four most highly compensated executive officers. However, “qualified performance-based compensation” is not subject to this deductibility limit. The 2005 Plan is subject to stockholder approval and contains the provisions necessary for performance awards granted under the Plan to qualify as performance-based compensation, including the employees eligible to receive awards, the business criteria upon which the performance goals will be based, and a limit on the maximum number of shares that may be granted for performance awards to an executive officer in any year. Under Section 162(m) of the Code, stockholders must approve these provisions at least once every five years.

•       The 2005 Plan allows us to consolidate our stock-based compensation programs into a single plan, which will enhance our efficiency, oversight and administration of these programs.

•       The 2005 Plan provides for the continuation or addition of many compensation and governance best practices, such as no stock option repricings, no discounted stock options, no reload stock options, no loans, limitations on certain types of awards, and a prohibition on share replenishment under the Plan.

Summary of the 2005 Plan

The material terms of the 2005 Plan are summarized below, and the full text of the 2005 Plan is attached as Appendix B to this proxy statement. The 2005 Plan has been designed to meet the requirements of Section 162(m) of the Code regarding the deductibility of executive compensation for certain awards under the 2005 Plan. The 2005 Plan would become effective upon stockholder approval of the Plan at the Annual Meeting.

Shares Available for Awards

The aggregate number of shares of ATK common stock that may be issued under all stock-based awards granted under the 2005 Plan is 3,000,000. Certain awards are subject to limitations as follows:

•       No person may be granted stock options, stock appreciation rights or any other award, the value of which is based solely on an increase in the value of ATK common stock after the date of grant of the award, of more than 750,000 shares in the aggregate in any calendar year.

•       No person may be granted performance awards in excess of 500,000 shares in the aggregate in any calendar year.

•       No more than 1,000,000 shares are available for awards of restricted stock, restricted stock units, performance awards and stock awards, and only 100,000 of these shares may be used for stock awards.

•       Non-employee directors as a group may not be granted awards in the aggregate for more than 5% of the shares available under the 2005 Plan.

•       The maximum number of shares available for granting incentive stock options is 1,000,000 shares.

The Personnel and Compensation Committee may adjust the share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2005 Plan.

Shares that are subject to awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the 2005 Plan. The Company may not add back shares to the number of shares authorized under the 2005 Plan if the Company reacquires shares as a result of the tender or withholding of shares in payment of the purchase or exercise price or the tax withholding amount relating to an award. In addition, if stock appreciation rights are settled in shares upon exercise, the total number of shares subject to the award rather than the number of shares actually issued upon exercise will be counted against the number of shares authorized under the 2005 Plan.

Eligibility

Employees, officers and non-employee directors of ATK or its affiliates are eligible to receive awards under the 2005 Plan. We currently do not anticipate granting awards under the 2005 Plan to non-employee directors until after the Non-Employee Director Restricted Stock Plan expires on August 6, 2006. As of May 31, 2005, 14,125 employees and officers would be eligible as a class to be selected by the Personnel and Compensation Committee to receive awards under the 2005 Plan. However, we do not intend to make awards under the 2005 Plan to a broad base of employees.

Administration

The Personnel and Compensation Committee of the Board of Directors (for purposes of this summary, the “Committee”) will administer the 2005 Plan. The Committee will select the persons who shall receive awards, determine the number of shares subject to the award, and establish the terms and conditions of the awards, consistent with the terms of the Plan. Subject to the provisions of the Plan, the Committee may specify the circumstances under which the exercisability or vesting of awards may be accelerated or whether awards or amounts payable under awards may be deferred. The Committee may waive or amend the terms of an award, but the Committee may not reprice a stock option or stock appreciation right. The Committee has the authority to interpret the 2005 Plan and establish rules for the administration of the Plan.

The Committee may delegate its powers and duties under the 2005 Plan to one or more directors, including a director who is also an officer of ATK, except that the Committee may not delegate its power to grant awards to executive officers or directors who are subject to Section 16 of the Securities Exchange Act of 1934 or in a way that would violate Section 162(m) of the Code. The Board of Directors also may exercise the powers of the Committee at any time, so long as its actions would comply with Section 162(m) of the Code.

Types and Terms of Awards

The 2005 Plan permits the granting of:

•       stock options (including both incentive and non-qualified stock options),

•       stock appreciation rights (“SARs”),

•       restricted stock and restricted stock units,

•       dividend equivalents,

•       performance awards (which may be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code),

•       stock awards (which are awards of stock without any restrictions attached to them and may only be granted to pay annual bonuses in lieu of cash bonuses), and

•       other stock-based awards.

The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security that may be purchased under any other stock-based award may not be less than 100% of the fair market value of ATK common stock on the date of grant, unless the award is granted in substitution for an award previously granted by an entity that is acquired by or merged with ATK or a subsidiary of ATK. Unless otherwise determined by the Committee, the fair market value of shares on a given date will be the closing sale price of ATK common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on that date.

The term of awards will be no more than 10 years.

Awards may be granted to participants for no cash consideration or for cash or other consideration required by the Committee or applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of ATK common stock, cash, other securities or property, or any combination thereof, as the Committee determines.

The 2005 Plan provides that an award will be evidenced by a written agreement or other document containing the terms and conditions of the award.

Stock Options.   The holder of an option will be entitled to purchase a number of shares of ATK common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in securities or other property having a fair market value on the exercise date equal to the exercise price.

Stock Appreciation Rights.   The holder of an SAR will be entitled to receive the excess of the fair market value of one share of ATK common stock on the date of exercise over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units.   The holder of restricted stock will own shares of ATK common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a time period specified by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of ATK common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The minimum vesting period for these awards is one year from the date of grant, but the Committee may permit accelerated vesting in the case of a participant’s death, disability or retirement or a change in control of ATK. If the participant’s employment or service as a director terminates during the restriction period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in the Company’s best interest to waive in whole or in part any or all of the remaining restrictions.

Dividend Equivalents.   The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of ATK common stock, other securities or other property) equivalent to the amount of any cash dividends paid by ATK to stockholders with respect to a number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee.

Performance Awards.   The Committee may grant awards payable in shares of ATK common stock or cash conditioned on the achievement of performance goals established by the Committee. These performance awards are intended to be deductible by ATK under Section 162(m) of the Code. Accordingly, in the case of the chief executive officer and the other four most highly compensated executive officers, the performance awards are intended to satisfy the requirements of Section 162(m) of the Code so that they are considered “performance-based compensation.” In order to qualify as “performance-based compensation” under Section 162(m), the performance awards for these executive officers will be conditioned solely on the achievement of one or more objective performance goals established by the Committee.

In the case of executive officers, the Committee will determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards and any other terms and conditions of the awards no later than 90 days after the beginning of each performance period. The performance goals will be based on one or more of the following criteria: sales; gross profit; profitability of an identifiable business unit or product; income before interest and taxes; income before interest, taxes, depreciation and amortization; net income; earnings per share; return on stockholders’ equity; return on investment or average capital employed; cash flow; and stock price. In addition, in establishing the goals, the Committee may specify that the achievement of the goals will be calculated without regard to the negative or positive effect of certain events, including asset impairments; litigation or claim judgments or settlements; changes in the tax code; changes in accounting principles; changes in other laws or provisions affecting reported results; severance, restructuring, contract termination and other costs related to rationalizing certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt. The criteria may relate to ATK, one or more of its subsidiaries or one or more of its divisions or units, or any combination of these, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination of these, as determined by the Committee. The Committee is required to certify that the applicable performance goals have been met for the executive officers prior to payment of any performance awards to them.

Stock Awards.   The Committee may grant unrestricted shares of ATK common stock to officers or employees, but only for the purpose of paying annual incentive compensation earned that otherwise would have been paid in cash by ATK. The stock awards will be subject to any terms and conditions determined by the Committee.

Other Stock-Based Awards.   The Committee is authorized to grant other types of awards that are denominated or payable in or otherwise related to ATK common stock, subject to terms and conditions determined by the Committee.

Tax Withholding

The Committee, in its discretion and upon terms and conditions it may adopt, may require the Company to withhold shares of ATK common stock, or permit participants receiving or exercising awards to surrender shares of ATK common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant), to satisfy the minimum statutory withholding taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an award.

Transferability of Awards

Awards may be transferred only by will or by the laws of descent and distribution, unless the Committee otherwise permits an award to be transferred. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted, except that non-qualified stock options that are permitted to be transferred by a participant to a “family member” may be exercised during the participant’s lifetime by the participant or the family member transferee.

Term, Termination and Amendment

The 2005 Plan will terminate at midnight on August 1, 2015, unless terminated before then by the Board of Directors. The Board of Directors may amend or terminate the 2005 Plan at any time, except that prior stockholder approval will be required for any amendment to the 2005 Plan that:

•       requires stockholder approval under the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to ATK;

•       increases the number of shares authorized under the 2005 Plan (except in the case of a stock split or other recapitalization);

•       increases the number of shares subject to the award limitations described above under “Shares Available for Awards” (except in the case of a stock split or other recapitalization);

•       permits repricing of outstanding stock options or SARs (except in the case of a stock split or other recapitalization);

•       permits the award of stock options or SARs with an exercise price less than 100% of the fair market value of a share of ATK common stock contrary to the provisions of the 2005 Plan; or

•       would cause Section 162(m) of the Code to become unavailable with respect to the 2005 Plan.

Subject to the provisions of the 2005 Plan, the Committee may not amend any outstanding award without the participant’s consent if the action would adversely affect the participant’s rights.

Federal Income Tax Consequences

Grant of Options and SARs.   The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs.   Upon exercise of a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of ATK common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax and possibly a payroll tax liability may arise), and the Company will not be entitled to an income tax deduction but may incur a payroll tax liability. Upon exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of ATK common stock received are taxable to the recipient as ordinary income and generally deductible by the Company.

Disposition of Shares Acquired Upon Exercise of Options and SARs.   The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs.   As to other awards granted under the 2005 Plan that are payable either in cash or shares of ATK common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of the (i) fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of ATK common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award pursuant to the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction.   Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the 2005 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2005 Plan.

Special Rules.   Special rules may apply to individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made by the holder of the award pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2005 Plan. In addition, the Committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by participants if the 2005 Plan is approved by the stockholders. However, as described above in the “Report of the Personnel and Compensation Committee of the Board on Executive Compensation,” performance share awards that were granted to certain executive officers under the 1990 Plan have been cancelled because the awards did not qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. The Committee indicated that it would grant new performance awards to these executive officers under the 2005 Plan if they forfeited their performance share awards granted under the 1990 Plan and ATK’s stockholders approve the 2005 Plan. These new awards would have the same terms and conditions as the awards that were cancelled, except that it is expected that any payout of the performance awards would qualify for deductibility under Section 162(m) of the Code. Information regarding these proposed new performance awards under the 2005 Plan is shown in the table below. The actual number of shares to be received by these officers depends on the achievement by ATK of the specified earnings per share goal for fiscal year 2007 and other terms established by the Committee.

	Number of Shares Subject to Award At Each Performance Level
Name and Position	Threshold	Target	Outstanding	Stretch
Daniel J. Murphy	22,500	45,000	90,000	112,500
Chairman and Chief Executive Officer
Nicholas G. Vlahakis	N/A	N/A	N/A	N/A
Executive Vice President and Chief Operating Officer
Eric S. Rangen	6,000	12,000	24,000	30,000
Executive Vice President and Chief Financial Officer
Mark W. DeYoung	6,000	12,000	24,000	30,000
Senior Vice President and President ATK Ammunition Group
Thomas R. Wilson	4,500	9,000	18,000	22,500
Senior Vice President and President ATK Precision Systems Group
Donald E. Shaffer	N/A	N/A	N/A	N/A
Special Assistant to the CEO
All Current Executive Officers as a Group	50,050	100,100	199,150	249,450
Non-Employee Directors as a Group	N/A	N/A	N/A	N/A
All Employees Who Are Not Executive Officers, as a Group	N/A	N/A	N/A	N/A

The closing price of a share of ATK common stock on the New York Stock Exchange as reported in the consolidated reporting system on June 6, 2005, was $71.50.

Equity Compensation Plan Information

The following table gives information about ATK common stock that may be issued upon the exercise of options, warrants and rights under each of ATK’s existing equity compensation plans as of March 31, 2005. The numbers in the first column relate only to stock options, as there are no warrants or rights outstanding.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
1990 Equity Incentive Plan	1,740,662	$54.92	1,051,959	(1)
1997 Employee Stock Purchase Plan	—	N/A	474,746	(2)
Non-Employee Director Restricted Stock Plan	—	N/A	31,466	(3)
Management Compensation Plan	—	N/A	697,515	(4)
Equity compensation plans not approved by security holders:
2000 Stock Incentive Plan	509,440	$38.18	0
Total	2,250,102	$51.13	2,255,686

(1)          Includes 644,756 shares reserved for issuance in connection with grants of performance share awards, which shares will be issued only if specified performance targets are achieved. Under the plan, no more than 843,750 shares may be issued in connection with awards of performance shares.

(2)          Shares are issued based on employees’ elections to participate in the plan.

(3)          Shares available for awards of restricted stock in accordance with the terms of the plan.

(4)          Shares may be issued under the plan in payment of annual incentive compensation.

The 2000 Stock Incentive Plan (the “2000 Plan”) is administered by the Personnel and Compensation Committee of the Board of Directors. ATK stopped granting options and all other awards under the 2000 Plan in January 2004 and is only continuing the plan for the exercise, payment or forfeiture of awards granted in or before January 2004. Under the 2000 Plan, all employees (other than officers and directors), consultants, and independent contractors providing services to ATK or its affiliates were eligible to receive awards. The Committee designated the participants who received awards, determined the types and amounts of awards granted, and determined the terms and conditions of awards granted, subject to the provisions of the 2000 Plan. The 2000 Plan provided for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards. Options granted under the 2000 Plan have an exercise price equal to the fair market value of ATK’s common stock on the date of grant. Options granted under the 2000 Plan prior to January 2004 vest in three equal annual installments and have a term of 10 years. Options granted in January 2004 vest after three years and have a term of seven years. Options may vest immediately in the event of a change in control of ATK or in the event of a participant’s death, disability or retirement. If an option holder’s employment terminates, the option remains exercisable for a fixed period of time, as determined by the Committee, up to the remainder of the option’s term. Payment of the exercise price of an option may be made in cash or in shares of ATK common stock previously acquired by the option holder.

Our Board of Directors recommends a vote FOR the approval of the Alliant Techsystems Inc. 2005 Stock Incentive Plan.

PROPOSAL 4
STOCKHOLDER PROPOSAL

Nine stockholders, who claim to be the beneficial owners of a total of 1,552 shares of ATK common stock, have each submitted the following proposal as joint proponents for consideration by the stockholders at the Annual Meeting. The names and addresses of the proponents and the number of shares of common stock claimed to be owned by each of them are set forth in Appendix C to this proxy statement.

TEXT OF PROPOSAL
Ethical Criteria for Military Contracts

Resolved:   that the Board of Directors review and if necessary amend and amplify our Company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and contract execution, and report the results of this process to shareholders within six months of the annual meeting.

Supporting Statement

Our company, like other global corporations, faces increasingly complex ethical questions and challenges as the international, social, cultural, economic and political context within which it operates changes.

Faith communities measure the global economy not only by what it produces, but also by its impact on the environment, how it touches human life and whether it protects the dignity of the human person.

We believe decisions to develop and to produce weapons can have grave consequences for the lives and/or freedom of people worldwide if the company has not considered its responsibility for its decisions. We believe that economic decision-making has both moral and financial components, and that our company’s responsibilities include analyzing the effects of its decisions with respect to employees, communities, and nations and a sustainable environmental future.

We believe companies engaging in research, development, production and sales of weapons, weapons components and weapons delivery systems should evaluate the decisions made when bidding on such work. That bidding/contract process should follow a defined format and include clear, concise criteria and policies.

These recommended practices are consistent with those of the United States Armed Forces, which, for example, regularly utilize military lawyers and others to evaluate the prospective use of particular strategies and weapons on the battlefield according to the ethical standards reflected in the Geneva Conventions and other norms of international law.

We recommend that the criteria/standards include:

•       ethical business practices such that human rights and fair labor standards are upheld;

•       consideration of the impact of the contract on a sustainable environment, which in appropriate cases might include long-term environmental impact studies, questions of waste management or toxic releases and transfers;

•       strategies for stability of employment, including descriptions of alternate production plans and funding sources;

•       directives for business practices which respect the culture of communities in which factories are located;

•       guidelines derived after critical study of political and civil stability of countries and before sale of weapons, weapons parts and dual-use technology;

•       studies of potential impacts of military production and use of those products on peoples’ economies, environments and societies, along with specific actions for remediation, should it be required;

•       disclosure of the existence and nature of arrangements with any local security forces; and

•       processes that ensure that the principles of the common good and the integrity of creation are considered when making decisions about bidding on contracts.

We believe that careful, values-based consideration of the contracts on which management bids, whether for research and development, production or foreign sales, is crucial for continued public acceptance of the company as an ethical entity entitled to derive profit from armament manufacturing.

BOARD OF DIRECTORS STATEMENT
IN OPPOSITION TO THE STOCKHOLDER PROPOSAL

ATK’s Annual Report on Form 10-K and its periodic Reports on Form 10-Q provide extensive information concerning ATK’s military and defense-related products and services. ATK has also made available on its website a copy of its Business Ethics Code of Conduct.

ATK’s Business Ethics Code of Conduct confirms ATK’s commitment to the highest standards of ethics and business conduct. ATK’s policy is to comply with applicable laws, including laws regulating the sale of military products and environmental, health and safety laws.

In general, ATK’s work on military programs is highly regulated by the U.S. Government. The Board of Directors believes that the executive and legislative branches of the U.S. Government are the proper forums to consider and determine public policy with respect to military production and contracts. ATK makes its research, development and production capabilities available under contracts with the U.S. Government and others only after all necessary approvals are granted by the U.S. Government.

The Board of Directors does not believe that a further review of ATK’s Business Ethics Code of Conduct is warranted or that a special report on criteria for military contracts would be informative or beneficial.

Our Board of Directors recommends a vote AGAINST the above stockholder proposal.

FUTURE STOCKHOLDER PROPOSALS

Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals

If you would like to submit a proposal for us to include in the proxy statement for our 2006 annual meeting, you must comply with Rule 14a-8 under the Securities Exchange Act of 1934. You must also make sure that we receive your proposal at our executive offices (sent c/o Corporate Secretary) by February 22, 2006. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.

Stockholder Director Nominations

If you would like to recommend a person for consideration as a nominee for election as a director at our 2006 annual meeting, you must comply with the advance notice provisions of our By-Laws. These provisions require that we receive your nomination at our executive offices (sent c/o Corporate Secretary) no earlier than March 24, 2006, and no later than April 23, 2006. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading “Corporate Governance—Meetings of the Board and Board Committees—Nominating and Governance Committee.”

Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals

If you would like to present a proposal at our 2006 annual meeting without including it in our proxy statement, you must comply with the advance notice provisions of our By-Laws. These provisions require that we receive your proposal at our executive offices (sent c/o Corporate Secretary) no earlier than March 24, 2006, and no later than April 23, 2006. If we receive an eligible proposal that is not included in our proxy statement, the persons named in our proxy for the 2005 Annual Meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Securities Exchange Act of 1934.

General Information

If the presiding officer at the 2006 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our By-Laws, the proposal or nomination will be ruled out of order and not acted upon.

The above information is only a summary of some of the requirements of the advance notice provisions of our By-Laws. If you would like to receive a copy of the provisions of our By-Laws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

By Order of the Board of Directors,

Keith D. Ross
Secretary
June 22, 2005

APPENDIX A

Audit Committee of the Board of Directors

Charter

I.      PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring:

1.     the integrity of the Corporation’s financial statements;

2.     the Corporation’s compliance with legal and regulatory requirements;

3.     the independent auditor’s qualifications and independence; and

4.     the performance of the Corporation’s internal audit function and independent auditor.

II.     COMPOSITION

1.                Number.   The Committee shall be comprised of three or more directors as determined by the Board.

2.                Independence and Experience.   Each member of the Committee shall meet the independence and experience requirements of the New York Stock Exchange.

3.                Financial Expert.   At least one member of the Committee must be an audit committee financial expert as defined by the Securities and Exchange Commission.

4.                Simultaneous Service on Other Audit Committees.   Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of the member to serve effectively on the Corporation’s Audit Committee.

III.   MEETINGS

The Committee shall meet at least four times annually, or more frequently as it determines or circumstances dictate to discharge fully its responsibilities and duties outlined in this Charter. The Committee will meet separately, periodically, with management, the director of internal audit, the director of business ethics and conduct, and the independent auditor in executive sessions. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.    RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Committee shall:

Financial Statements and Disclosure Matters

1.                Meet to review and discuss with management and the independent auditor the Corporation’s

•        annual audited financial statements, including the specific disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K; and

•        quarterly financial statements prior to the filing of the Corporation’s Form 10-Q, including the specific disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2.                Discuss with management and, as appropriate, the independent auditor, the Corporation’s earnings press releases prior to their release to the public, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.                Review and discuss reports from the independent auditors on

•        all critical accounting policies and practices to be used;

•        all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•        other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences and management’s responses thereto.

4.                Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

5.                Prepare the Audit Committee Report that the Securities and Exchange Commission rules require be included in the Corporation’s annual proxy statement.

6.                Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for each Form 10-K and Form 10-Q regarding any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information and any fraud involving management or other employees who have a significant role in the Corporation’s internal control over financial reporting.

7.                Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s policies with respect to risk assessment and risk management.

Oversight of the Corporation’s Relationship with Independent Auditors

8.                Have the sole authority to appoint, terminate or replace the independent auditor, subject, if applicable, to stockholder ratification. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

9.                Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee shall approve, in advance, the planned scope of the examination of the Corporation’s financial statements by the independent auditor.

10.         Review and provide prior written consent for all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Corporation by its independent auditor. The Committee may delegate one or more designated members of the Committee the authority to grant pre-approvals required by this Paragraph. The decision of any member to whom authority is delegated under this Paragraph to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting.

11.         At least annually, obtain and review any reports received by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and any steps taken to deal with any such issues. Also, in order to assess the auditor’s independence, the Committee shall review at least annually all relationships between the independent auditor and the Corporation.

12.         Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. Review and evaluate the lead partner of the independent auditor team. Assure the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. The Committee shall present its conclusions with respect to its evaluation of the independent auditor to the Board.

13.         Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information, and any significant disagreements with management.

14.         Set clear hiring policies for employees or former employees of the independent auditor.

Internal Auditors

15.         Review and discuss with the independent auditor and management the responsibilities, budget, plan, changes in plan, staffing, activities, organizational structure and qualifications of the internal audit department, as needed.

16.         Review the appointment, performance and replacement of the director of internal audit.

17.         Review the regular internal reports to management prepared by the internal audit department and management’s response.

Ethical and Legal Compliance

18.         Establish procedures for

•        the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and

•        the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

19.         Review the Corporation’s policies and practices related to compliance with the law, code of business ethics and conduct, and conflicts of interest, to be satisfied that such policies are adequate and adhered to by the Corporation.

20.         Review, with the Corporation’s General Counsel, any legal matter that could have a significant impact on the Corporation’s financial statements or compliance policies.

Other Responsibilities and Duties

21.         Conduct an annual performance evaluation of the Committee and report the results to the Board.

22.         Review and reassess the adequacy of its charter periodically (at least annually) and recommend any proposed changes to the Board for approval.

23.         Report regularly to the Board.

V.     OPERATIONS OF THE COMMITTEE

1.                The Secretary of the Corporation, or such other person as may be designated by the Chair of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

2.                The Committee shall promptly inform the Board of all actions taken or issues discussed between Board meetings. This will generally take place at the Board meeting following a Committee meeting.

3.                The Committee shall have the authority, to the extent it deems necessary or appropriate, to obtain the advice and assistance of independent legal, accounting or other advisors.

4.                The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of

•        compensation to the independent auditor for the purpose of preparing and issuing an audit report and performing other audit, review or attestation services for the Corporation;

•        compensation to any advisors employed by the Committee; and

•        ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

VI.    LIMIT ON AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibility of the Corporation’s management and the independent auditor.

February 1, 2005

APPENDIX B

ALLIANT TECHSYSTEMS INC.
2005 STOCK INCENTIVE PLAN

Section 1.   Purpose of the Plan; Effect on Prior Plans.

(a)        Purpose of the Plan.   The purpose of the Plan is to aid the Company in recruiting and retaining employees, officers and non-employee Directors capable of assuring the future success of the Company through the grant of Awards to such persons under the Plan. The Company expects that Awards of stock-based compensation and opportunities for stock ownership in the Company will provide incentives to Plan participants to exert their best efforts for the success of the Company’s business and thereby align the interests of Plan participants with those of the Company’s stockholders.

(b)        Effect on Prior Plans.   From and after the date of stockholder approval of the Plan, no awards shall be granted under the Company’s Amended and Restated 1990 Equity Incentive Plan, as amended, but all outstanding awards previously granted under that plan shall remain outstanding in accordance with their terms. From and after the date of stockholder approval of the Plan, the remaining shares authorized under the Company’s Management Compensation Plan shall not be awarded or issued, but the Management Compensation Plan shall remain in effect for cash awards. The Company’s Amended and Restated Non-Employee Director Restricted Stock Plan shall remain in effect, and restricted stock awards may continue to be made under that plan.

Section 2.   Definitions.

The following capitalized terms used in the Plan have the meanings set forth in this Section:

(a)        “Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)        “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock-Based Award granted under the Plan.

(c)        “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)        “Board” means the Board of Directors of the Company.

(e)        “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)         “Committee” means the Personnel and Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(g)        “Company” means Alliant Techsystems Inc., a Delaware corporation.

(h)        “Director” means a member of the Board.

(i)         “Dividend Equivalent” means any right granted under Section 6(d) of the Plan.

(j)         “Eligible Person” means any employee, officer or non-employee Director of the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(k)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)         “Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

(m)      “Incentive Stock Option” means an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)        “Non-Qualified Stock Option” means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)        “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(p)        “Other Stock-Based Award” means any right granted under Section 6(g) of the Plan.

(q)        “Participant” means an Eligible Person who is designated by the Committee to be granted an Award under the Plan.

(r)        “Performance Award” means any right granted under Section 6(e) of the Plan.

(s)        “Performance Goal” means an objective performance goal or goals based on one or more of the following criteria: sales; gross profit; profitability of an identifiable business unit or product; income before interest and taxes; income before interest, taxes, depreciation and amortization; net income; earnings per share; return on stockholders’ equity; return on investment or average capital employed; cash flow; and stock price. The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. On or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may specify that the achievement of the Performance Goals will be calculated without regard to the negative or positive effect of certain events, including any of the following events: asset impairments; litigation or claim judgments or settlements; changes in the tax code; changes in accounting principles; changes in other laws or provisions affecting reported results; severance, restructuring, contract termination and other costs related to rationalizing certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(t)         “Person” means any individual, corporation, partnership, association or trust.

(u)        “Plan” means this Alliant Techsystems Inc. 2005 Stock Incentive Plan, as amended from time to time.

(v)        “Restricted Stock” means any Share granted under Section 6(c) of the Plan.

(w)       “Restricted Stock Unit” means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(x)        “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

(y)        “Section 162(m)” means Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(z)        “Shares” means shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa)      “Stock Appreciation Right” means any right granted under Section 6(b) of the Plan.

(bb)     “Stock Award” means any Share granted under Section 6(f) of the Plan.

Section 3.   Administration.

(a)        Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable to a Participant with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)        Delegation.   The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(c)        Power and Authority of the Board of Directors.   Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

Section 4.   Shares Available for Awards.

(a)        Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,000,000. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares. Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. Shares that are tendered by a Participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan. In addition, if Stock Appreciation rights are settled in Shares upon exercise, the aggregate number of Shares subject to the Award rather than the number of Shares actually issued upon exercise shall be counted against the number of Shares authorized under the Plan.

(b)        Accounting for Awards.   For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)        Adjustments.   In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

(d)        Award Limitations Under the Plan.

(i)         Section 162(m) Limitation for Certain Types of Awards.   No Participant may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 750,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically applies to any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(ii)         Section 162(m) Limitation for Performance Awards.   No Participant may be granted Performance Awards in excess of 500,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

(iii)        Plan Limitation on Restricted Stock, Restricted Stock Units, Performance Awards and Stock Awards.   No more than 1,000,000 Shares (subject to adjustment as provided in Section 4(c)

of the Plan) shall be available under the Plan for issuance pursuant to grants of Restricted Stock, Restricted Stock Units, Performance Awards and Stock Awards; provided, however, that Shares subject to such Awards that terminate, lapse or are cancelled or forfeited shall again be available for grants of Restricted Stock, Restricted Stock Units, Performance Awards and Stock Awards for purposes of this limitation on grants of such Awards. Of the 1,000,000 Shares authorized under this Section 4(d)(iii), only 100,000 Shares may be used for Stock Awards in accordance with Section 6(f) of the Plan.

(iv)        Limitation on Awards Granted to Non-Employee Directors.   Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 5% of the Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan.

(v)        Limitation on Incentive Stock Options.   The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5.   Eligibility.

Any Eligible Person may be designated to be a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services provided by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.   Awards.

(a)        Options.   The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)         Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)         Option Term.   The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

(iii)        Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)        Stock Appreciation Rights.   The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provision of the Plan as the Committee shall determine. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c)        Restricted Stock and Restricted Stock Units.   The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)         Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards shall be one year from the date of grant. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a change in control of the Company.

(ii)         Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)        Forfeiture.   Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)        Dividend Equivalents.   The Committee may grant Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(e)        Performance Awards.   The Committee may grant Performance Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash. Performance Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).

(f)         Stock Awards.   The Committee may grant Shares without restrictions thereon, but only for the purpose of paying annual incentive compensation earned by an Eligible Person that otherwise would have been paid in cash by the Company. Subject to the terms of the Plan, Stock Awards may have such terms and conditions as the Committee shall determine.

(g)        Other Stock-Based Awards.   The Committee may grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(g), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted.

(h)        General.

(i)         Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)        Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)       Forms of Payment under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)        Term of Awards.   The term of each Award shall be for a period not longer than 10 years from the date of grant.

(v)        Limits on Transfer of Awards.   Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)        Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.   Amendment and Termination; Corrections.

(a)        Amendments to the Plan.   The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i)         requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company;

(ii)        increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)        increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

(iv)        permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v) of the Plan;

(v)        permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b)(ii) of the Plan; or

(vi)        would cause Section 162(m) of the Code to become unavailable with respect to the Plan.

(b)        Amendments to Awards.   Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

(c)        Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.   Tax Withholding.

The Company may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an Award. The Committee may require the Company to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Company’s minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant. The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by (a) having the Company withhold Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes, (b) delivering to the Company Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes or (c) paying cash. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.   General Provisions.

(a)        No Rights to Awards.   No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)        Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)        No Rights of Stockholders.   Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)        No Limit on Other Compensation Plans or Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements.

(e)        No Right to Employment or Directorship.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)         Governing Law.   The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(g)        Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)        No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)         Securities Matters.   The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(j)         No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(k)        Headings.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.   Effective Date of the Plan.

The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on August 2, 2005 and the Plan shall be effective as of the date of such stockholder approval.

Section 11.   Term of the Plan.

The Plan shall terminate at midnight on August 1, 2015, unless terminated before then by the Board. Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board’s adoption of the Plan. The Plan shall remain in effect as long as any Awards are outstanding.

APPENDIX C

Proponents of Stockholder Resolution

Name and Address of Proponent	Shares
Academy of Our Lady of Lourdes (a/k/a/ Sisters of the Third Order Regular of Saint Francis) 1001 14 St. NW, Suite 100 Assisi Heights Rochester, MN 55901-2525	117
Catholic Foreign Mission Society of America, Inc. (a/k/a/ Maryknoll Fathers and Brothers) P.O. Box 305 Maryknoll, NY 10545-0305	168
Dominican Sisters of Springfield, Illinois Sacred Heart Convent 1237 West Monroe Springfield, IL 62704	50
Franciscan Sisters of Little Falls, Minnesota 116 Eighth Avenue Southeast Little Falls, MN 56345-3597	94
The Province of St. Joseph of the Capuchin Order 1015 North 9th Street Milwaukee, WI 53233	225
School Sisters of Notre Dame, Baltimore Province 6401 North Charles Street Baltimore, MD 21212-1016	337
School Sisters of Notre Dame Cooperative Investment Fund 336 East Ripa Ave. St. Louis, MO 63125-2800	175
School Sisters of Notre Dame, Mankato Province 1850 Mississippi River Blvd. St. Paul, MN 55116	49
School Sisters of Notre Dame, Milwaukee Province 13105 Watertown Plank Road Elm Grove, WI 53122-2291	337
TOTAL OWNERSHIP	1,552

C-1

This proxy will be voted as specified below or, if no choice is specified below, will be voted FOR Proposals 1, 2 and 3 and AGAINST Proposal 4. This proxy is solicited on behalf of the Board of Directors.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.	Election of Directors					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
				2.	Appointment of Independent	☐	☐	☐	3.	Approval of 2005 Stock Incentive Plan	☐	☐	☐
	Nominees:				Registered Public
	01 Frances D. Cook 02 Gilbert F. Decker 03 Ronald R. Fogleman 04 David E. Jeremiah 05 Roman Martinez IV 06 Daniel J. Murphy 07 Robert W. RisCassi 08 Michael T. Smith 09 William G. Van Dyke	FOR all nominees listed to the left (except as noted below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐		Accounting Firm
					I PLAN TO ATTEND THE MEETING			☐
The Board of Directors recommends a vote AGAINST Proposal 4.
											FOR	AGAINST	ABSTAIN
									4.	Stockholder Proposal- Ethical criteria for military contracts	☐	☐	☐
Withheld for the nominees you list below. (Write the nominee’s name on the space provided below.)

If you are a registered stockholder, consenting to receive all future annual meeting materials and stockholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important stockholder correspondence.

Signature					Signature					Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please give your title.

  FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/atk Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card.

If you are located outside of the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

  IF YOU PLAN TO ATTEND THE MEETING, YOU MUST PRESENT THIS ADMISSION TICKET

PROXY

ALLIANT TECHSYSTEMS INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Daniel J. Murphy, Eric S. Rangen and Keith D. Ross as proxies, each with the power to act alone and to appoint a substitute, and authorizes each of them to represent and vote,  as specified on the other side of this proxy, all shares of common stock of Alliant Techsystems Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m., local time, on Tuesday, August 2, 2005, at the headquarters of the Company at 5050 Lincoln Drive, Edina (suburbanMinneapolis), Minnesota, and all adjournments thereof. The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted FOR Proposals 1, 2 and 3 and AGAINST Proposal 4. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.

The undersigned hereby acknowledges receipt of the Proxy Statement of the Company.

(Continued and to be signed and dated on the other side, which also includes instructions on how to vote by Internet or telephone)

Address Change/Comments (Mark the corresponding box on the reverse side)

  FOLD AND DETACH HERE

ALLIANT TECHSYSTEMS INC.

Corporate Headquarters	5050 Lincoln Drive
and Annual Meeting Site:	Edina, MN 55436-1097
(telephone: 952-351-3000; web-site: www.atk.com)

Stockholder Inquiries:

Send inquiries concerning transfer of shares, lost certificates or address changes to the Company’s Transfer Agent/Registrar, Mellon Investor Services LLC,
Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660
(telephone toll free: 1-800-851-9677; web site: www.melloninvestor.com)

Investor Relations:

Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Steven P. Wold,
Vice President of Investor Relations, Alliant Techsystems Inc.,
5050 Lincoln Drive, Edina, MN 55436-1097
Telephone: 952-351-3056; e-mail: steve.wold@atk.com

  IF YOU PLAN TO ATTEND THE MEETING, YOU MUST PRESENT THIS ADMISSION TICKET

Admission Ticket

Annual Meeting of Stockholders

Tuesday, August 2, 2005

2:00 p.m. local time

ALLIANT TECHSYSTEMS INC.

5050 Lincoln Drive

Edina, Minnesota 55436-1097

ADMITTANCE MAY BE DENIED WITHOUT A TICKET AND PHOTO IDENTIFICATION

ALLIANT TECHSYSTEMS INC. 5050 LINCOLN DRIVE EDINA, MN 55436

YOUR VOTE IS IMPORTANT

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Alliant Techsystems Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ALLNT1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

ALLIANT TECHSYSTEMS INC.
The Board of Directors recommends a vote FOR
Proposals 1, 2 and 3.
Vote on Directors					For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except”
1.	Election of Directors							and write the nominee’s name on the line
	Nominees:							below.
	01) Frances D. Cook	06)	Daniel J. Murphy
	02) Gilbert F. Decker	07)	Robert W. RisCassi		☐	☐	☐
	03) Ronald R. Fogleman	08)	Michael T. Smith
	04) David E. Jeremiah	09)	William G. Van Dyke
05) Roman Martinez IV

Vote on Proposals			For	Against	Abstain	The Board of Directors recommends a			For	Against	Abstain
vote AGAINST Proposal 4.

2.	Appointment of Independent Registered		☐	☐	☐	4. Stockholder Proposal – Ethical Criteria for			☐	☐	☐
	Public Accounting Firm					Military Contracts

3.	Approval of 2005 Stock Incentive Plan		☐	☐	☐

If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card.
If you are located outside of the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

NOTE: Please sign as name appears hereon.  Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If signing for a corporation, please give your title.

For address changes and/or comments, please check					☐
this box and write them on the back where indicated

Please indicate if you plan to attend this meeting			☐	☐

			Yes	No

Signature [PLEASE SIGN WITHIN BOX] Date						Signature (Joint Owners)		Date

Admission Ticket

Annual Meeting of Stockholders

Tuesday, August 2, 2005

2:00 p.m. local time

ALLIANT TECHSYSTEMS INC.

5050 Lincoln Drive

Edina, Minnesota 55436-1097

ADMITTANCE MAY BE DENIED WITHOUT A TICKET AND PHOTO IDENTIFICATION

ALLIANT TECHSYSTEMS INC.

Corporate Headquarters	5050 Lincoln Drive
and Annual Meeting Site:	Edina, MN 55436-1097
(telephone: 952-351-3000; website: www.atk.com)

Stockholder Inquiries:	Send inquiries concerning transfer of shares, lost certificates or address changes to the Company’s Transfer Agent/Registrar, Mellon Investor Services LLC, Overpeck Centre,
85 Challenger Road, Ridgefield Park, NJ 07660
(telephone toll free: 1-800-851-9677; web site: www.melloninvestor.com)

Investor Relations:	Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Steven P. Wold, Vice President of Investor Relations, Alliant
Techsystems Inc., 5050 Lincoln Drive, Edina, MN 55436-1097 (telephone: 952-351-3056;
e-mail: steve.wold@atk.com)

 IF YOU PLAN TO ATTEND THE MEETING, YOU MUST PRESENT THIS ADMISSION TICKET

ALLIANT TECHSYSTEMS INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby directs Fidelity Investments, the Trustee of the Alliant Techsystems Inc. 401(k) plans, to vote all shares of common stock held in the plans, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 2:00 p.m., local time, on Tuesday, August 2, 2005, at the headquarters of the Company at 5050 Lincoln Drive, Edina (suburban Minneapolis), Minnesota, and all adjournments thereof.  These instructions will be followed as directed on the other side.  If no choice is specified, the trustee will vote FOR Proposals 1, 2 and 3, and AGAINST Proposal 4.  Shares held in the plans for which no voting instructions are received by the trustee, as well as shares not allocated to any participants, will be voted in the same proportion as votes actually cast by participants in the plans.

This proxy or voting instruction form will be voted as specified on the reverse side or, if no choice is specified on the reverse side, will be voted FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.  This proxy is solicited on behalf of the Board of Directors.

Your Internet or telephone vote authorizes the plan trustee to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed and dated on the other side, which also includes instructions on how to vote by Internet or telephone)